UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2022

Date of reporting period: June 30, 2022

Explanatory Note:

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1. REPORTS TO STOCKHOLDERS.

JUN    06.30.22

ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED GROWTH FUND | 1

ANNUAL REPORT

August 5, 2022

This report provides management’s discussion of fund performance for the AB Concentrated Growth Fund for the annual reporting period ended June 30, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2022 (unaudited)

	6 Months	12 Months

AB CONCENTRATED GROWTH FUND

Class A Shares	-26.74%	-17.75%

Class C Shares	-26.99%	-18.36%

Advisor Class Shares[1]	-26.63%	-17.54%

Class R Shares[1]	-26.86%	-18.07%

Class K Shares[1]	-26.70%	-17.71%

Class I Shares[1]	-26.66%	-17.59%

Class Z Shares[1]	-26.63%	-17.52%

S&P 500 Index	-19.96%	-10.62%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2022.

All share classes underperformed the benchmark for both periods, before sales charges. During both periods, security selection accounted for the majority of underperformance, relative to the benchmark. For the 12-month period, security selection within the consumer-discretionary and health-care sectors detracted, while selection in technology and real estate contributed. An overweight to consumer discretionary and lack of exposure to energy detracted, while an underweight to communication services and an overweight to health care contributed. The top absolute detractors included Meta Platforms, Amazon and Aptiv, while top contributors included Verisk Analytics, Constellation Brands and ADP.

For the six-month period, security selection within health care detracted from relative returns, while selection in technology contributed. Sector positioning was also a detractor, mainly due to an overweight to consumer

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discretionary and lack of exposure to energy. An overweight to health care and an underweight to communication services contributed. The top absolute detractors from performance for the period were Meta Platforms, Amazon and Nike, while top contributors included Alphabet Inc., Constellation Brands and Verisk Analytics.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended June 30, 2022. Throughout the first half of the period, accommodative monetary policy underpinned an accelerating global economic recovery, which sent equity markets higher. Volatility increased as persistent inflation prompted the US Federal Reserve (the “Fed”) to take a hawkish pivot that raised expectations for an accelerated rate liftoff and led other central banks to tighten monetary policy. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s zero-COVID policy prompted new supply-chain concerns. The Fed raised interest rates three times during the second half of the period, including a 0.75% hike in June—its largest since 1994. The growing fear of recession led to sharp declines and periods of widespread volatility across equity markets. Fed Chair Powell’s acknowledgement that the path to a soft landing had narrowed weighed on global equity market sentiment. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team remains focused on sustainably growing the underlying earnings power of the Fund and believes the Fund is well positioned for the current environment.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in common stocks of listed US companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of

(continued on next page)

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the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the US Internal Revenue Code of 1986, as amended).

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or consumer-discretionary sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/30/2012 TO 6/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Concentrated Growth Fund Advisor Class shares (from 6/30/2012 to 6/30/2022) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB CONCENTRATED GROWTH FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-17.75%	-21.24%

5 Years	11.90%	10.93%

Since Inception[1]	11.35%	10.78%

CLASS C SHARES

1 Year	-18.36%	-19.09%

5 Years	11.06%	11.06%

Since Inception[1,2]	10.53%	10.53%

ADVISOR CLASS SHARES[3]

1 Year	-17.54%	-17.54%

5 Years	12.18%	12.18%

10 Years	13.62%	13.62%

CLASS R SHARES[3]

1 Year	-18.07%	-18.07%

5 Years	11.55%	11.55%

Since Inception[1]	11.03%	11.03%

CLASS K SHARES[3]

1 Year	-17.71%	-17.71%

5 Years	11.88%	11.88%

Since Inception[1]	11.34%	11.34%

CLASS I SHARES[3]

1 Year	-17.59%	-17.59%

5 Years	12.16%	12.16%

Since Inception[1]	11.63%	11.63%

CLASS Z SHARES[3]

1 Year	-17.52%	-17.52%

5 Years	12.21%	12.21%

Since Inception[1]	11.65%	11.65%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.01%, 1.76%, 0.76%, 1.38%, 1.07%, 0.83% and 0.78% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 2/28/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-21.24%

5 Years	10.93%

Since Inception[1]	10.78%

CLASS C SHARES

1 Year	-19.09%

5 Years	11.06%

Since Inception[1,2]	10.53%

ADVISOR CLASS SHARES[3]

1 Year	-17.54%

5 Years	12.18%

10 Years	13.62%

CLASS R SHARES[3]

1 Year	-18.07%

5 Years	11.55%

Since Inception[1]	11.03%

CLASS K SHARES[3]

1 Year	-17.71%

5 Years	11.88%

Since Inception[1]	11.34%

CLASS I SHARES[3]

1 Year	-17.59%

5 Years	12.16%

Since Inception[1]	11.63%

CLASS Z SHARES[3]

1 Year	-17.52%

5 Years	12.21%

Since Inception[1]	11.65%

1	Inception date: 2/28/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED GROWTH FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$732.60	$4.30	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$730.10	$7.51	1.75%
Hypothetical**	$1,000	$1,016.12	$8.75	1.75%
Advisor Class
Actual	$1,000	$733.70	$3.22	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class R
Actual	$1,000	$731.40	$5.97	1.39%
Hypothetical**	$1,000	$1,017.90	$6.95	1.39%
Class K
Actual	$1,000	$733.00	$4.08	0.95%
Hypothetical**	$1,000	$1,020.08	$4.76	0.95%
Class I
Actual	$1,000	$733.40	$3.44	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%
Class Z
Actual	$1,000	$733.70	$3.14	0.73%
Hypothetical**	$1,000	$1,021.17	$3.66	0.73%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

June 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,116.3

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$106,736,750	9.6%

Mastercard, Inc. – Class A	94,868,306	8.5

Alphabet, Inc. – Class C	80,867,839	7.2

Abbott Laboratories	71,087,305	6.4

CDW Corp./DE	69,578,023	6.2

Automatic Data Processing, Inc.	62,813,722	5.6

Zoetis, Inc.	56,594,611	5.1

IQVIA Holdings, Inc.	54,939,047	4.9

NIKE, Inc. – Class B	54,864,333	4.9

Charles Schwab Corp. (The)	54,781,988	4.9

	$707,131,924	63.3%

1	All data are as of June 30, 2022. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

June 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Information Technology – 34.8%
Electronic Equipment, Instruments & Components – 11.1%
Amphenol Corp. – Class A	846,594	$54,503,722
CDW Corp./DE	441,597	69,578,023

		124,081,745

IT Services – 14.1%
Automatic Data Processing, Inc.	299,056	62,813,722
Mastercard, Inc. – Class A	300,711	94,868,306

		157,682,028

Software – 9.6%
Microsoft Corp.	415,593	106,736,750

		388,500,523

Health Care – 21.3%
Health Care Equipment & Supplies – 11.3%
Abbott Laboratories	654,278	71,087,305
Cooper Cos., Inc. (The)	174,903	54,765,627

		125,852,932

Life Sciences Tools & Services – 4.9%
IQVIA Holdings, Inc.(a)	253,187	54,939,047

Pharmaceuticals – 5.1%
Zoetis, Inc.	329,249	56,594,611

		237,386,590

Consumer Discretionary – 11.7%
Auto Components – 2.2%
Aptiv PLC(a)	276,989	24,671,410

Specialty Retail – 4.6%
TJX Cos., Inc. (The)	913,133	50,998,478

Textiles, Apparel & Luxury Goods – 4.9%
NIKE, Inc. – Class B	536,833	54,864,333

		130,534,221

Communication Services – 8.9%
Interactive Media & Services – 8.9%
Alphabet, Inc. – Class C(a)	36,969	80,867,839
Meta Platforms, Inc. – Class A(a)	114,108	18,399,915

		99,267,754

Industrials – 7.7%
Commercial Services & Supplies – 2.9%
Stericycle, Inc.(a)	728,908	31,962,616

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 4.8%
Eaton Corp. PLC	426,057	$53,678,921

		85,641,537

Financials – 4.9%
Capital Markets – 4.9%
Charles Schwab Corp. (The)	867,078	54,781,988

Real Estate – 4.9%
Equity Real Estate Investment Trusts (REITs) – 4.9%
American Tower Corp.	213,132	54,474,408

Consumer Staples – 3.7%
Beverages – 3.7%
Constellation Brands, Inc. – Class A	180,363	42,035,401

Total Common Stocks (cost $1,002,025,373)		1,092,622,422

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.30%(b)(c)(d) (cost $18,205,631)	18,205,631	18,205,631

Total Investments – 99.5% (cost $1,020,231,004)		1,110,828,053
Other assets less liabilities – 0.5%		5,422,467

Net Assets – 100.0%		$1,116,250,520

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

June 30, 2022

Assets
Investments in securities, at value Unaffiliated issuers (cost $1,002,025,373)	$1,092,622,422
Affiliated issuers (cost $18,205,631)	18,205,631
Receivable for investment securities sold	17,020,560
Receivable for capital stock sold	2,055,785
Unaffiliated dividends receivable	990,046
Affiliated dividends receivable	7,242

Total assets	1,130,901,686

Liabilities
Payable for investment securities purchased	12,246,908
Payable for capital stock redeemed	1,425,300
Advisory fee payable	616,713
Distribution fee payable	29,732
Administrative fee payable	23,446
Transfer Agent fee payable	18,352
Directors’ fees payable	8
Accrued expenses and other liabilities	290,707

Total liabilities	14,651,166

Net Assets	$1,116,250,520

Composition of Net Assets
Capital stock, at par	$2,532
Additional paid-in capital	992,740,696
Distributable earnings	123,507,292

Net Assets	$1,116,250,520

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$55,057,162	1,275,520	$43.16	*

C	$20,405,743	511,194	$39.92

Advisor	$957,096,050	21,643,252	$44.22

R	$108,108	2,580	$41.90

K	$1,146,085	26,575	$43.13

I	$8,408	189.83	$44.29

Z	$82,428,964	1,860,298	$44.31

*	The maximum offering price per share for Class A shares was $45.08 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended June 30, 2022

Investment Income
Dividends
Unaffiliated issuers	$10,940,037
Affiliated issuers	12,547	$10,952,584

Expenses
Advisory fee (see Note B)	8,960,129
Distribution fee—Class A	167,435
Distribution fee—Class C	290,555
Distribution fee—Class R	386
Distribution fee—Class K	4,088
Transfer agency—Class A	35,374
Transfer agency—Class C	15,434
Transfer agency—Advisor Class	621,648
Transfer agency—Class R	180
Transfer agency—Class K	1,094
Transfer agency—Class I	58
Transfer agency—Class Z	27,283
Registration fees	147,522
Administrative	95,117
Custody and accounting	83,614
Printing	58,919
Legal	43,380
Audit and tax	40,396
Directors’ fees	34,859
Miscellaneous	100,869

Total expenses	10,728,340
Less: expenses waived and reimbursed by the Adviser (see Note B)	(8,046)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(542)

Net expenses		10,719,752

Net investment income		232,832

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		96,390,390
Net change in unrealized appreciation/depreciation of investments		(339,254,604)

Net loss on investment transactions		(242,864,214)

Net Decrease in Net Assets from Operations		$(242,631,382)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$232,832	$561,330
Net realized gain on investment transactions	96,390,390	109,552,725
Net change in unrealized appreciation/depreciation of investments	(339,254,604)	258,183,101

Net increase (decrease) in net assets from operations	(242,631,382)	368,297,156
Distributions to Shareholders
Class A	(7,354,268)	(1,666,714)
Class C	(3,366,773)	(1,148,075)
Advisor Class	(127,714,704)	(30,486,932)
Class R	(6,676)	(1,771)
Class K	(185,132)	(43,851)
Class I	(5,224)	(761)
Class Z	(10,903,438)	(113,756)
Capital Stock Transactions
Net increase	151,135,541	253,578,895

Total increase (decrease)	(241,032,056)	588,414,191
Net Assets
Beginning of period	1,357,282,576	768,868,385

End of period	$1,116,250,520	$1,357,282,576

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,092,622,422		$	– 0	–	$	– 0	–	$1,092,622,422
Short-Term Investments	18,205,631			– 0	–		– 0	–	18,205,631

Total Investments in Securities	1,110,828,053			– 0	–		– 0	–	1,110,828,053
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,110,828,053		$	– 0	–	$	– 0	–	$1,110,828,053

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended June 30, 2022, there was no such waiver/reimbursement. The Expense Caps may not be terminated by the Adviser prior to October 31, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2022, the reimbursement for such services amounted to $95,117.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $216,692 for the year ended June 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10,198 from the sale of Class A shares and received $114 and $2,773 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2022, such waiver amounted to $8,046.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2022 is as follows:

Fund	Market Value 6/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$19,954	$280,790	$282,538	$18,206	$13

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. As of November 1, 2021, with respect to Class R and Class K shares, payments to the Distributor are voluntarily being limited to .45% and .20% of the average daily net assets attributable to Class R and Class K shares. For the year ended June 30, 2022, such waivers amounted to $27 and $515, respectively The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $257,442, $0 and $0 for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In

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NOTES TO FINANCIAL STATEMENTS (continued)

accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$537,196,000		$538,555,535
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,020,655,636

Gross unrealized appreciation	$133,653,014
Gross unrealized depreciation	(43,480,597)

Net unrealized appreciation	$90,172,417

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended June 30, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the

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NOTES TO FINANCIAL STATEMENTS (continued)

spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Class A
Shares sold	283,457	347,029	$15,909,027	$17,627,097

Shares issued in reinvestment of distributions	109,688	29,495	6,320,224	1,431,708

Shares converted from Class C	95,881	119,203	5,534,941	5,918,108

Shares redeemed	(295,447)	(315,873)	(15,868,995)	(15,528,997)

Net increase	193,579	179,854	$11,895,197	$9,447,916

Class C
Shares sold	76,320	73,473	$4,052,778	$3,484,121

Shares issued in reinvestment of distributions	52,516	20,575	2,810,125	941,520

Shares converted to Class A	(102,696)	(126,358)	(5,534,941)	(5,918,108)

Shares redeemed	(96,211)	(100,111)	(4,520,791)	(4,624,254)

Net decrease	(70,071)	(132,421)	$(3,192,829)	$(6,116,721)

Advisor Class
Shares sold	6,192,265	8,260,043	$343,976,796	$431,680,249

Shares issued in reinvestment of dividends and distributions	1,626,566	469,941	95,886,075	23,247,997

Shares redeemed	(5,578,455)	(5,816,794)	(298,779,534)	(307,620,382)

Net increase	2,240,376	2,913,190	$141,083,337	$147,307,864

Class R
Shares sold	1,513	387	$73,436	$19,535

Shares issued in reinvestment of distributions	100	22	5,578	1,043

Shares redeemed	(266)	(15)	(15,244)	(788)

Net increase	1,347	394	$63,770	$19,790

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Class K
Shares sold	1,863	16,367	$104,682	$808,665

Shares issued in reinvestment of distributions	3,217	889	185,131	43,123

Shares redeemed	(8,652)	(22,614)	(433,818)	(1,095,247)

Net decrease	(3,572)	(5,358)	$(144,005)	$(243,459)

Class I
Shares sold	5	1,074	$271	$57,215

Shares issued in reinvestment of dividends and distributions	39	1	2,304	25

Shares redeemed	(1,347)	(1)	(73,587)	(50)

Net increase (decrease)	(1,303)	1,074	$(71,012)	$57,190

Class Z
Shares sold	326,693	1,781,814	$17,638,744	$103,979,270

Share issued in reinvestment of dividends and distributions	49,006	1,954	2,894,321	96,828

Shares redeemed	(329,290)	(17,124)	(19,031,982)	(969,783)

Net increase	46,409	1,766,644	$1,501,083	$103,106,315

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

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NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or consumer discretionary sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also

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NOTES TO FINANCIAL STATEMENTS (continued)

remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$5,440,718	$	– 0	–
Net Long-term capital gains	144,095,497		33,461,860

Total taxable distributions paid	$149,536,215		$33,461,860

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$	– 0	–
Undistributed capital gains		33,334,875
Unrealized appreciation/(depreciation)		90,172,417	(a)

Total accumulated earnings/(deficit)		$123,507,292

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

30 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB CONCENTRATED GROWTH FUND | 31

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 58.21	$ 41.70	$ 40.35	$ 35.44	$ 32.65

Income From Investment Operations

Net investment loss(a)(b)	(.11)	(.08)	(.10)	(.12)	(.15)

Net realized and unrealized gain (loss) on investment transactions	(8.64)	18.40	2.87	7.62	4.13

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.75)	18.32	2.77	7.50	3.98

Less: Distributions

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 43.16	$ 58.21	$ 41.70	$ 40.35	$ 35.44

Total Return

Total investment return based on net asset value(d)	(17.75)%	44.80%	6.84%	22.67%	12.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$55,057	$62,979	$37,615	$28,661	$26,920

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.00%	1.01%	1.12%	1.19%	1.21%

Expenses, before waivers/reimbursements(e)‡	1.00%	1.01%	1.15%	1.19%	1.21%

Net investment loss(b)	(.20)%	(.15)%	(.24)%	(.32)%	(.45)%

Portfolio turnover rate	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 39.

32 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 54.65	$ 39.53	$ 38.61	$ 34.27	$ 31.84

Income From Investment Operations

Net investment loss(a)(b)	(.49)	(.43)	(.38)	(.38)	(.40)

Net realized and unrealized gain (loss) on investment transactions	(7.94)	17.36	2.72	7.31	4.02

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.43)	16.93	2.34	6.93	3.62

Less: Distributions

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 39.92	$ 54.65	$ 39.53	$ 38.61	$ 34.27

Total Return

Total investment return based on net asset value(d)	(18.36)%	43.71%	6.01%	21.75%	11.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,406	$31,765	$28,210	$22,320	$18,168

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.75%	1.75%	1.87%	1.94%	1.96%

Expenses, before waivers/reimbursements(e)‡	1.75%	1.76%	1.90%	1.94%	1.96%

Net investment loss(b)	(.96)%	(.91)%	(.99)%	(1.07)%	(1.20)%

Portfolio turnover rate	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 39.

abfunds.com	AB CONCENTRATED GROWTH FUND | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 59.41	$ 42.42	$ 40.93	$ 35.83	$ 32.91

Income From Investment Operations

Net investment income (loss)(a)(b)	.03	.05	.01	(.03)	(.07)

Net realized and unrealized gain (loss) on investment transactions	(8.86)	18.75	2.90	7.72	4.18

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.83)	18.80	2.91	7.69	4.11

Less: Dividends and Distributions

Dividends from net investment income	(.06)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Total dividends and distributions	(6.36)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 44.22	$ 59.41	$ 42.42	$ 40.93	$ 35.83

Total Return

Total investment return based on net asset value(d)	(17.54)%	45.17%	7.09%	22.97%	12.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$957,097	$1,152,671	$699,504	$537,484	$369,006

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.75%	.76%	.87%	.94%	.96%

Expenses, before waivers/reimbursements(e)‡	.75%	.76%	.90%	.94%	.96%

Net investment income (loss)(b)	.05%	.10%	.02%	(.07)%	(.21)%

Portfolio turnover rate	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 39.

34 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 56.89	$ 40.93	$ 39.76	$ 35.04	$ 32.37

Income From Investment Operations

Net investment loss(a)(b)	(.29)	(.26)	(.21)	(.21)	(.24)

Net realized and unrealized gain (loss) on investment transactions	(8.40)	18.03	2.80	7.52	4.10

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.69)	17.77	2.59	7.31	3.86

Less: Distributions

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 41.90	$ 56.89	$ 40.93	$ 39.76	$ 35.04

Total Return

Total investment return based on net asset value(d)	(18.07)%	44.28%	6.48%	22.38%	12.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$108	$70	$34	$16	$14

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.40%	1.38%	1.42%	1.44%	1.45%

Expenses, before waivers/reimbursements(e)‡	1.43%	1.38%	1.45%	1.44%	1.45%

Net investment loss(b)	(.56)%	(.52)%	(.54)%	(.57)%	(.70)%

Portfolio turnover rate	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 39.

abfunds.com	AB CONCENTRATED GROWTH FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 58.15	$ 41.69	$ 40.36	$ 35.45	$ 32.66

Income From Investment Operations

Net investment loss(a)(b)	(.11)	(.11)	(.11)	(.12)	(.16)

Net realized and unrealized gain (loss) on investment transactions	(8.61)	18.38	2.86	7.62	4.14

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.72)	18.27	2.75	7.50	3.98

Less: Distributions

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 43.13	$ 58.15	$ 41.69	$ 40.36	$ 35.45

Total Return

Total investment return based on net asset value(d)	(17.71)%	44.69%	6.78%	22.67%	12.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,146	$1,753	$1,480	$741	$558

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.98%	1.07%	1.15%	1.19%	1.21%

Expenses, before waivers/reimbursements(e)‡	1.01%	1.07%	1.18%	1.20%	1.22%

Net investment loss(b)	(.19)%	(.22)%	(.27)%	(.32)%	(.46)%

Portfolio turnover rate	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 39.

36 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 59.48	$ 42.50	$ 41.00	$ 35.88	$ 32.95

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	.02	.01	(.03)	(.07)

Net realized and unrealized gain (loss) on investment transactions	(8.85)	18.77	2.91	7.74	4.19

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.89)	18.79	2.92	7.71	4.12

Less: Dividends and Distributions

Dividends from net investment income	(.00	)(c)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Total dividends and distributions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 44.29	$ 59.48	$ 42.50	$ 41.00	$ 35.88

Total Return

Total investment return based on net asset value(d)	(17.59)%	45.06%	7.10%	22.99%	12.71%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8	$89	$18	$17	$21

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.81%	.83%	.86%	.91%	.95%

Expenses, before waivers/reimbursements(e)‡	.81%	.83%	.88%	.92%	.96%

Net investment income (loss)(b)	(.06)%	.03%	.03%	(.09)%	(.21)%

Portfolio turnover rate	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 39.

abfunds.com	AB CONCENTRATED GROWTH FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 59.52	$ 42.49	$ 40.98	$ 35.86	$ 32.93

Income From Investment Operations

Net investment income (loss)(a)(b)	.04	.10	.02	(.01)	(.05)

Net realized and unrealized gain (loss) on investment transactions	(8.87)	18.74	2.91	7.72	4.17

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.83)	18.84	2.93	7.71	4.12

Less: Dividends and Distributions

Dividends from net investment income	(.08)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)

Total distributions	(6.38)	(1.81)	(1.42)	(2.59)	(1.19)

Net asset value, end of period	$ 44.31	$ 59.52	$ 42.49	$ 40.98	$ 35.86

Total Return

Total investment return based on net asset value(d)	(17.52)%	45.19%	7.13%	23.01%	12.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$82,429	$107,956	$2,007	$990	$812

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.72%	.78%	.84%	.91%	.91%

Expenses, before waivers/reimbursements(e)‡	.72%	.78%	.87%	.92%	.92%

Net investment income (loss)(b)	.07%	.18%	.04%	(.03)%	(.13)%

Portfolio turnover rate	40%	26%	23%	30%	27%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 39.

38 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2018, such waiver amounted to .01%.

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 39

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Concentrated Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Concentrated Growth Fund (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

40 | AB CONCENTRATED GROWTH FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 26, 2022

abfunds.com	AB CONCENTRATED GROWTH FUND | 41

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2022. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. The Fund designates $144,095,497 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

42 | AB CONCENTRATED GROWTH FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

James T. Tierney(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. James T. Tierney. Mr. Tierney has the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB CONCENTRATED GROWTH FUND | 43

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Erzan is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, Erzan co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	73	None

44 | AB CONCENTRATED GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2014)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

abfunds.com	AB CONCENTRATED GROWTH FUND | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2014)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

46 | AB CONCENTRATED GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2014)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB CONCENTRATED GROWTH FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

48 | AB CONCENTRATED GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2014)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB CONCENTRATED GROWTH FUND | 49

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

James T. Tierney 55	Vice President	Senior Vice President, Chief Investment Officer of Concentrated U.S. Growth of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS,** with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

50 | AB CONCENTRATED GROWTH FUND	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB CONCENTRATED GROWTH FUND | 51

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

52 | AB CONCENTRATED GROWTH FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of AB Concentrated Growth Fund (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB CONCENTRATED GROWTH FUND | 53

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

54 | AB CONCENTRATED GROWTH FUND	abfunds.com

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB CONCENTRATED GROWTH FUND | 55

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB CONCENTRATED GROWTH FUND | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB CONCENTRATED GROWTH FUND | 59

NOTES

60 | AB CONCENTRATED GROWTH FUND	abfunds.com

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CG-0151-0622

JUN    06.30.22

ANNUAL REPORT

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated International Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 1

ANNUAL REPORT

August 5, 2022

This report provides management’s discussion of fund performance for the AB Concentrated International Growth Portfolio for the annual reporting period ended June 30, 2022.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2022 (unaudited)

	6 Months	12 Months

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Class A Shares	-32.85%	-35.49%

Class C Shares	-33.12%	-36.03%

Advisor Class Shares[1]	-32.81%	-35.38%

MSCI EAFE Index (net)	-19.57%	-17.77%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended June 30, 2022.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, security selection within the industrials and financials sectors detracted most, relative to the benchmark. There was no contribution from security selection during the period. Sector positioning was also a detractor, due to an overweight to technology and lack of exposure to energy, while underweights to materials and real estate contributed. Top detractors from absolute performance included KION Group, Worldline and Alibaba Group, while top contributors included Pan Pacific International, Compass Group and Capgemini.

For the six-month period, security selection within the industrials and communication-services sectors detracted most from relative returns, and selection in consumer discretionary and technology contributed. Sector positioning was also a detractor, mainly due to an overweight to technology and lack of exposure to energy, while an underweight to materials and an overweight to consumer discretionary contributed. Top

2 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

absolute detractors were KION Group, Sika Group and Ashtead, while top contributors included London Stock Exchange, AIA Group and Pan Pacific International.

During both periods, the Fund utilized derivatives in the form of currency forwards for hedging purposes, which detracted from absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended June 30, 2022. Throughout the first half of the period, accommodative monetary policy underpinned an accelerating global economic recovery, which sent equity markets higher. Volatility increased as persistent inflation prompted the US Federal Reserve (the “Fed”) to take a hawkish pivot that raised expectations for an accelerated rate liftoff and led other central banks to tighten monetary policy. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s zero-COVID policy prompted new supply-chain concerns. The Fed raised interest rates three times during the second half of the period, including a 0.75% hike in June—its largest since 1994. The growing fear of recession led to sharp declines and periods of widespread volatility across equity markets. Fed Chair Powell’s acknowledgement that the path to a soft landing had narrowed weighed on global equity market sentiment. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus the Fund primarily on companies with very stable earnings profiles. The Team wishes to not get caught up by moving the Fund too far in one direction or another, believing that it can generate a solid return from a positive and less volatile earnings mix.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser employs an appraisal method which attempts to measure each prospective company’s quality and growth

(continued on next page)

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 3

rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

The Fund invests in a relatively small number of individual stocks, generally 25 to 35 companies. The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund’s holdings of non-US companies may include some companies located in emerging markets, and at times emerging-market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

4 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

6 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/15/20151 TO 6/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Concentrated International Growth Portfolio Class A shares (from 4/15/20151 to 6/30/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/15/2015.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-35.49%	-38.23%

5 Years	1.39%	0.51%

Since Inception[1]	1.73%	1.13%

CLASS C SHARES

1 Year	-36.03%	-36.65%

5 Years	0.63%	0.63%

Since Inception[1]	0.98%	0.98%

ADVISOR CLASS SHARES[2]

1 Year	-35.38%	-35.38%

5 Years	1.63%	1.63%

Since Inception[1]	1.97%	1.97%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.17%, 1.93% and 0.93% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios to 1.15%, 1.90% and 0.90% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2022, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 4/15/2015.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-38.23%

5 Years	0.51%

Since Inception[1]	1.13%

CLASS C SHARES

1 Year	-36.65%

5 Years	0.63%

Since Inception[1]	0.98%

ADVISOR CLASS SHARES[2]

1 Year	-35.38%

5 Years	1.63%

Since Inception[1]	1.97%

1	Inception date: 4/15/2015.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$671.50	$4.68	1.13%
Hypothetical**	$1,000	$1,019.19	$5.66	1.13%
Class C
Actual	$1,000	$668.80	$7.78	1.88%
Hypothetical**	$1,000	$1,015.47	$9.39	1.88%
Advisor Class
Actual	$1,000	$671.90	$3.65	0.88%
Hypothetical**	$1,000	$1,020.43	$4.41	0.88%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $375.0

1

All data are as of June 30, 2022. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

June 30, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

AIA Group Ltd.	$16,448,850	4.4%

Lonza Group AG (REG)	14,218,735	3.8

Nestle SA (REG)	14,202,602	3.8

London Stock Exchange Group PLC	13,650,561	3.6

Compass Group PLC	13,084,117	3.5

Sika AG (REG)	12,895,258	3.4

Cellnex Telecom SA	12,702,733	3.4

Capgemini SE	12,291,401	3.3

St. James’s Place PLC	12,277,615	3.3

ASML Holding NV	11,858,192	3.2

	$133,630,064	35.7%

1	Long-term investments.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Financials – 17.1%
Banks – 3.2%
HDFC Bank Ltd. (ADR)	215,668	$11,853,113

Capital Markets – 9.5%
London Stock Exchange Group PLC	146,290	13,650,561
Partners Group Holding AG	10,879	9,824,791
St. James’s Place PLC	912,472	12,277,615

		35,752,967

Insurance – 4.4%
AIA Group Ltd.	1,505,400	16,448,850

		64,054,930

Information Technology – 16.7%
Electronic Equipment, Instruments & Components – 2.8%
Murata Manufacturing Co., Ltd.	194,500	10,586,114

IT Services – 7.6%
Adyen NV(a)	5,430	7,836,207
Capgemini SE	71,271	12,291,401
Worldline SA/France(a)	219,990	8,205,489

		28,333,097

Semiconductors & Semiconductor Equipment – 3.2%
ASML Holding NV	25,100	11,858,192

Software – 3.1%
SAP SE	129,393	11,794,224

		62,571,627

Industrials – 15.6%
Machinery – 8.4%
Alstom SA	407,862	9,313,334
FANUC Corp.	59,800	9,373,007
KION Group AG	177,909	7,447,661
Techtronic Industries Co., Ltd.	517,500	5,403,809

		31,537,811

Professional Services – 4.2%
Recruit Holdings Co., Ltd.	254,300	7,489,245
Teleperformance	26,220	8,096,318

		15,585,563

Trading Companies & Distributors – 3.0%
Ashtead Group PLC	269,852	11,352,281

		58,475,655

14 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 14.1%
Beverages – 5.5%
Asahi Group Holdings Ltd.	297,600	$9,786,685
Pernod Ricard SA	58,450	10,805,929

		20,592,614

Food Products – 6.6%
Kerry Group PLC – Class A	111,574	10,670,042
Nestle SA (REG)	121,522	14,202,602

		24,872,644

Personal Products – 2.0%
Kose Corp.(b)	82,000	7,473,145

		52,938,403

Consumer Discretionary – 13.5%
Hotels, Restaurants & Leisure – 6.2%
Compass Group PLC	637,274	13,084,117
Yum China Holdings, Inc.	208,011	10,088,533

		23,172,650

Multiline Retail – 2.5%
Pan Pacific International Holdings Corp.	589,200	9,393,759

Textiles, Apparel & Luxury Goods – 4.8%
adidas AG	44,915	7,978,292
LVMH Moet Hennessy Louis Vuitton SE	16,252	9,960,487

		17,938,779

		50,505,188

Health Care – 10.6%
Biotechnology – 2.8%
Genmab A/S(a)	32,231	10,457,180

Health Care Equipment & Supplies – 4.0%
Koninklijke Philips NV	304,710	6,535,580
Terumo Corp.	287,500	8,697,177

		15,232,757

Life Sciences Tools & Services – 3.8%
Lonza Group AG (REG)	26,620	14,218,735

		39,908,672

Communication Services – 4.7%
Diversified Telecommunication Services – 3.4%
Cellnex Telecom SA(b)	326,396	12,702,733

Entertainment – 1.3%
Sea Ltd. (ADR)(a)	74,550	4,984,413

		17,687,146

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 3.4%
Chemicals – 3.4%
Sika AG (REG)(b)	55,863	$12,895,258

Total Common Stocks (cost $451,771,473)		359,036,879

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.30%(c)(d)(e) (cost $16,386,378)	16,386,378	16,386,378

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $468,157,851)		375,423,257

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.2%
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.30%(c)(d)(e) (cost $8,230,894)	8,230,894	8,230,894

Total Investments – 102.3% (cost $476,388,745)		383,654,151
Other assets less liabilities – (2.3)%		(8,680,418)

Net Assets – 100.0%		$374,973,733

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	INR	82,231	USD	1,055	07/07/2022	$14,287
Bank of America, NA	USD	6,064	CHF	5,849	07/13/2022	65,911
Bank of America, NA	JPY	1,469,447	USD	11,327	07/15/2022	491,157
Bank of America, NA	AUD	1,469	USD	1,047	07/21/2022	33,128
Bank of America, NA	CNH	7,149	USD	1,068	07/21/2022	404
Bank of America, NA	HKD	80,248	USD	10,244	07/22/2022	11,454
Bank of America, NA	EUR	3,289	USD	3,475	07/28/2022	23,331
Bank of America, NA	USD	1,156	EUR	1,107	07/28/2022	5,598
Bank of America, NA	USD	1,488	EUR	1,411	07/28/2022	(6,766)
Bank of America, NA	GBP	2,317	USD	2,841	08/25/2022	17,964
Barclays Bank PLC	USD	1,380	JPY	187,811	07/15/2022	4,761
Barclays Bank PLC	USD	3,385	JPY	448,467	07/15/2022	(78,102)
Barclays Bank PLC	CNH	29,309	USD	4,294	07/21/2022	(84,304)
Barclays Bank PLC	USD	972	GBP	791	08/25/2022	(8,136)
BNP Paribas SA	USD	1,360	INR	104,896	07/07/2022	(31,595)

16 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	1,124	CHF	1,088	07/13/2022	$15,993
BNP Paribas SA	AUD	2,254	USD	1,585	07/21/2022	28,823
BNP Paribas SA	USD	36,856	AUD	51,438	07/21/2022	(1,347,588)
BNP Paribas SA	EUR	1,642	USD	1,731	07/28/2022	7,752
Citibank, NA	INR	324,436	USD	4,242	07/07/2022	134,024
Citibank, NA	USD	4,949	EUR	4,670	07/28/2022	(48,034)
Goldman Sachs Bank USA	INR	89,125	USD	1,169	07/07/2022	40,347
Goldman Sachs Bank USA	USD	1,155	CHF	1,149	07/13/2022	49,312
Goldman Sachs Bank USA	JPY	130,354	USD	1,005	07/15/2022	43,338
Goldman Sachs Bank USA	USD	29,677	JPY	3,772,009	07/15/2022	(1,860,809)
Goldman Sachs Bank USA	USD	948	CNH	6,403	07/21/2022	8,980
Goldman Sachs Bank USA	USD	2,373	EUR	2,268	07/28/2022	7,605
Goldman Sachs Bank USA	USD	1,925	EUR	1,788	07/28/2022	(48,199)
HSBC Bank USA	CHF	19,623	USD	21,102	07/13/2022	537,117
HSBC Bank USA	USD	1,136	CHF	1,103	07/13/2022	19,676
HSBC Bank USA	USD	1,664	JPY	214,724	07/15/2022	(80,944)
HSBC Bank USA	HKD	8,381	USD	1,070	07/22/2022	972
HSBC Bank USA	USD	1,069	EUR	1,018	07/28/2022	(891)
Natwest Markets PLC	JPY	318,873	USD	2,344	07/15/2022	(7,412)
Natwest Markets PLC	EUR	21,154	USD	22,371	07/28/2022	169,231
Natwest Markets PLC	USD	5,045	GBP	4,009	08/25/2022	(159,988)
Natwest Markets PLC	SEK	11,358	USD	1,121	09/22/2022	7,479
State Street Bank & Trust Co.	USD	1,194	CHF	1,193	07/13/2022	56,688
State Street Bank & Trust Co.	CNH	9,953	USD	1,485	07/21/2022	(2,009)
State Street Bank & Trust Co.	USD	2,291	AUD	3,232	07/21/2022	(59,495)
State Street Bank & Trust Co.	USD	1,216	HKD	9,532	07/22/2022	(189)
State Street Bank & Trust Co.	EUR	1,062	USD	1,145	07/28/2022	30,557
State Street Bank & Trust Co.	EUR	1,211	USD	1,265	07/28/2022	(5,721)
State Street Bank & Trust Co.	USD	1,449	EUR	1,349	07/28/2022	(32,923)
UBS AG	CHF	2,438	USD	2,521	07/13/2022	(33,945)
UBS AG	USD	1,157	CHF	1,147	07/13/2022	45,091
UBS AG	JPY	341,583	USD	2,610	07/15/2022	91,135
UBS AG	USD	3,189	JPY	420,152	07/15/2022	(90,639)
UBS AG	AUD	4,981	USD	3,484	07/21/2022	45,607
UBS AG	EUR	7,513	USD	7,957	07/28/2022	71,690

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	USD	1,274	GBP	1,038	08/25/2022	$(9,427)
UBS AG	USD	11,643	SEK	118,633	09/22/2022	(7,365)

						$(1,925,069)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

18 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

June 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $451,771,473)	$359,036,879	(a)
Affiliated issuers (cost $24,617,272—including investment of cash collateral for securities loaned of $8,230,894)	24,617,272
Foreign currencies, at value (cost $366,150)	367,485
Unrealized appreciation on forward currency exchange contracts	2,079,412
Receivable for capital stock sold	1,517,416
Unaffiliated dividends receivable	982,048
Affiliated dividends receivable	13,455

Total assets	388,613,967

Liabilities
Payable for collateral received on securities loaned	8,230,894
Unrealized depreciation on forward currency exchange contracts	4,004,481
Payable for capital stock redeemed	964,997
Advisory fee payable	236,496
Administrative fee payable	22,286
Transfer Agent fee payable	4,655
Distribution fee payable	2,206
Payable for investment securities purchased and foreign currency transactions	358
Directors’ fees payable	26
Accrued expenses	173,835

Total liabilities	13,640,234

Net Assets	$374,973,733

Composition of Net Assets
Capital stock, at par	$3,822
Additional paid-in capital	486,412,084
Accumulated loss	(111,442,173)

Net Assets	$374,973,733

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,740,610	694,420	$9.71	*

C	$908,803	98,036	$9.27

Advisor	$367,324,320	37,426,696	$9.81

(a)	Includes securities on loan with a value of $14,220,065 (see Note E).

*	The maximum offering price per share for Class A shares was $10.14 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 19

STATEMENT OF OPERATIONS

Year Ended June 30, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $550,919)	$5,252,923
Affiliated issuers	28,025
Securities lending income	37,632	$5,318,580

Expenses
Advisory fee (see Note B)	3,587,882
Distribution fee—Class A	23,475
Distribution fee—Class C	15,443
Transfer agency—Class A	2,714
Transfer agency—Class C	523
Transfer agency—Advisor Class	136,397
Custody and accounting	106,297
Administrative	93,217
Registration fees	81,251
Audit and tax	48,050
Legal	37,388
Directors’ fees	23,837
Printing	22,624
Miscellaneous	30,150

Total expenses	4,209,248
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(13,723)

Net expenses		4,195,525

Net investment income		1,123,055

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(11,845,784)
Forward currency exchange contracts		(8,836,134)
Foreign currency transactions		56,338
Net change in unrealized appreciation/depreciation of:
Investments		(179,438,784)
Forward currency exchange contracts		(694,906)
Foreign currency denominated assets and liabilities		(22,347)

Net loss on investment and foreign currency transactions		(200,781,617)

Net Decrease in Net Assets from Operations		$(199,658,562)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,123,055	$1,012,061
Net realized gain (loss) on investment transactions and foreign currency	(20,625,580)	13,145,766
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(180,156,037)	66,274,646

Net increase (decrease) in net assets from operations	(199,658,562)	80,432,473
Distributions to Shareholders
Class A	(193,993)	(89,972)
Class C	(33,729)	(23,763)
Advisor Class	(9,062,326)	(4,224,338)
Capital Stock Transactions
Net increase	91,311,134	254,097,150

Total increase (decrease)	(117,637,476)	330,191,550
Net Assets
Beginning of period	492,611,209	162,419,659

End of period	$374,973,733	$492,611,209

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2022:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$11,853,113		$52,201,817		$	– 0	–	$64,054,930
Information Technology	– 0	–	62,571,627			– 0	–	62,571,627
Industrials	– 0	–	58,475,655			– 0	–	58,475,655
Consumer Staples	– 0	–	52,938,403			– 0	–	52,938,403
Consumer Discretionary	10,088,533		40,416,655			– 0	–	50,505,188
Health Care	– 0	–	39,908,672			– 0	–	39,908,672
Communication Services	4,984,413		12,702,733			– 0	–	17,687,146
Materials	– 0	–	12,895,258			– 0	–	12,895,258
Short-Term Investments	16,386,378		– 0	–		– 0	–	16,386,378
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,230,894		– 0	–		– 0	–	8,230,894

Total Investments in Securities	51,543,331		332,110,820	(a)		– 0	–	383,654,151
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	2,079,412			– 0	–	2,079,412
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(4,004,481)			– 0	–	(4,004,481)

Total	$51,543,331		$330,185,751		$	– 0	–	$381,729,082

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment

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NOTES TO FINANCIAL STATEMENTS (continued)

transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and 0.90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. The Expense Caps may not be terminated by the Adviser before October 31, 2022. For the year ended June 30, 2022, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2022, the reimbursement for such services amounted to $93,217.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $62,705 for the year ended June 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $937 from the sale of Class A shares and received $33 and $1,417 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2022, such waiver amounted to $12,955.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2022 is as follows:

Fund	Market Value 6/30/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$12,685		$158,974	$155,273	$16,386	$28
Government Money Market Portfolio*	– 0	–	56,691	48,460	8,231	2

Total					$24,617	$30

*	Investments of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,780 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$181,605,936		$111,277,451
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$476,394,659

Gross unrealized appreciation	$10,470,151
Gross unrealized depreciation	(103,198,422)

Net unrealized depreciation	$(92,728,271)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2022, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended June 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,079,412	Unrealized depreciation on forward currency exchange contracts	$4,004,481

Total		$2,079,412		$4,004,481

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(8,836,134)	$(694,906)

Total		$(8,836,134)	$(694,906)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$131,766,446
Average principal amount of sale contracts	$119,527,641

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$663,234	$(6,766)	$	– 0	–	$	– 0	–	$656,468
Barclays Bank PLC	4,761	(4,761)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	52,568	(52,568)		– 0	–		– 0	–	– 0	–
Citibank, NA	134,024	(48,034)		– 0	–		– 0	–	85,990
Goldman Sachs Bank USA	149,582	(149,582)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	557,765	(81,835)		– 0	–		– 0	–	475,930
Natwest Markets PLC	176,710	(167,400)		– 0	–		– 0	–	9,310
State Street Bank & Trust Co.	87,245	(87,245)		– 0	–		– 0	–	– 0	–
UBS AG	253,523	(141,376)		– 0	–		– 0	–	112,147

Total	$2,079,412	$(739,567)	$	– 0	–	$	– 0	–	$1,339,845	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$6,766	$(6,766)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	170,542	(4,761)		– 0	–		– 0	–		165,781
BNP Paribas SA	1,379,183	(52,568)		– 0	–		– 0	–		1,326,615
Citibank, NA	48,034	(48,034)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	1,909,008	(149,582)		– 0	–		– 0	–		1,759,426
HSBC Bank USA	81,835	(81,835)		– 0	–		– 0	–		– 0	–
Natwest Markets PLC	167,400	(167,400)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	100,337	(87,245)		– 0	–		– 0	–		13,092
UBS AG	141,376	(141,376)		– 0	–		– 0	–		– 0	–

Total	$4,004,481	$(739,567)	$	– 0	–	$	– 0	–		$3,264,914	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2022 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$14,220,065	$8,230,894	$7,693,819	$35,502	$2,130	$768

*	As of June 30, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Class A
Shares sold	191,783	559,442	$2,627,724	$7,757,064

Shares issued in reinvestment of distributions	11,893	6,363	170,552	87,175

Shares converted from Class C	178	232	2,610	3,546

Shares redeemed	(180,158)	(43,592)	(2,342,777)	(620,014)

Net increase	23,696	522,445	$458,109	$7,227,771

Class C
Shares sold	9,217	113,773	$133,906	$1,521,812

Shares issued in reinvestment of distributions	2,195	1,665	30,175	22,060

Shares converted to Class A	(185)	(241)	(2,610)	(3,546)

Shares redeemed	(42,491)	(23,519)	(529,985)	(331,635)

Net increase (decrease)	(31,264)	91,678	$(368,514)	$1,208,691

Advisor Class
Shares sold	14,890,868	20,884,203	$198,510,006	$295,820,942

Shares issued in reinvestment of distributions	503,630	229,056	7,292,563	3,160,973

Shares redeemed	(9,038,840)	(3,710,652)	(114,581,030)	(53,321,227)

Net increase	6,355,658	17,402,607	$91,221,539	$245,660,688

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment

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NOTES TO FINANCIAL STATEMENTS (continued)

techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$4,004,452	$174,089
Net long-term capital gains	5,285,596	4,163,984

Total taxable distributions paid	$9,290,048	$4,338,073

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(11,857,721	)(a)
Other losses	(6,830,584	)(b)
Unrealized appreciation/(depreciation)	(92,753,868	)(c)

Total accumulated earnings/(deficit)	$(111,442,173)

(a)	As of June 30, 2022, the Fund had a net capital loss carryforward of $11,857,721.

(b)	As of June 30, 2022, the Fund had a qualified late-year ordinary loss deferral of $6,830,584.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund had a net short-term capital loss carryforward of $11,857,721, which may be carried forward for an indefinite period.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares, the disallowance of a net operating loss, and taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 15.33	$ 11.66	$ 11.02	$ 11.54	$ 10.50

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.02	.01	.02	.08

Net realized and unrealized gain (loss) on investment transactions and foreign currency	(5.34)	3.86	.74	.15	1.32

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(5.35)	3.88	.75	.17	1.40

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.08)

Distributions from net realized gain on investment transactions	(.27)	(.21)	(.11)	(.69)	(.28)

Total dividends and distributions	(.27)	(.21)	(.11)	(.69)	(.36)

Net asset value, end of period	$ 9.71	$ 15.33	$ 11.66	$ 11.02	$ 11.54

Total Return

Total investment return based on net asset value(d)(e)	(35.49)%	33.53%	6.75%	2.72%	13.43%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,741	$10,284	$1,729	$498	$286

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.12%	1.15%	1.22%	1.29%	1.29%

Expenses, before waivers/reimbursements(f)‡	1.12%	1.17%	1.47%	1.85%	2.08%

Net investment income (loss)(b)	(.05)%	.14%	.12%	.23%	.67%

Portfolio turnover rate	24%	25%	30%	34%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 42.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.77	$ 11.32	$ 10.78	$ 11.38	$ 10.39

Income From Investment Operations

Net investment income (loss)(a)(b)	(.12)	(.09)	(.08)	(.02)	.00	(c)

Net realized and unrealized gain (loss) on investment transactions and foreign currency	(5.11)	3.75	.73	.11	1.30

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(5.23)	3.66	.65	.09	1.30

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Distributions from net realized gain on investment transactions	(.27)	(.21)	(.11)	(.69)	(.28)

Total dividends and distributions	(.27)	(.21)	(.11)	(.69)	(.31)

Net asset value, end of period	$ 9.27	$ 14.77	$ 11.32	$ 10.78	$ 11.38

Total Return

Total investment return based on net asset value(d)(e)	(36.03)%	32.59%	5.97%	2.00%	12.57%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$909	$1,909	$426	$291	$172

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.87%	1.90%	1.99%	2.04%	2.04%

Expenses, before waivers/reimbursements(f)‡	1.87%	1.93%	2.27%	2.59%	2.89%

Net investment income (loss)(b)	(.89)%	(.66)%	(.79)%	(.17)%	.02%

Portfolio turnover rate	24%	25%	30%	34%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 42.

40 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 15.46	$ 11.73	$ 11.06	$ 11.57	$ 10.51

Income From Investment Operations

Net investment income(a)(b)	.03	.05	.04	.06	.06

Net realized and unrealized gain (loss) on investment transactions and foreign currency	(5.41)	3.89	.75	.13	1.37

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(5.38)	3.94	.79	.19	1.43

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.01)	(.01)	(.09)

Distributions from net realized gain on investment transactions	(.27)	(.21)	(.11)	(.69)	(.28)

Total dividends and distributions	(.27)	(.21)	(.12)	(.70)	(.37)

Net asset value, end of period	$ 9.81	$ 15.46	$ 11.73	$ 11.06	$ 11.57

Total Return

Total investment return based on net asset value(d)(e)	(35.38)%	33.84%	7.11%	3.01%	13.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$367,324	$480,418	$160,265	$67,054	$45,424

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.87%	.90%	.98%	1.04%	1.04%

Expenses, before waivers/reimbursements(f)‡	.87%	.93%	1.23%	1.59%	1.80%

Net investment income(b)	.24%	.32%	.37%	.54%	.53%

Portfolio turnover rate	24%	25%	30%	34%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 42.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2020 by .01%.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2020, June 30, 2019 and June 30, 2018, such waiver amounted to .01%, .01% and .01%, respectively.

See notes to financial statements.

42 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Concentrated International Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Concentrated International Growth Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 26, 2022

44 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended June 30, 2022. For corporate shareholders, 3.68% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 83.39% as the maximum amount that may be considered qualified dividend income for individual shareholders. The Fund designates $5,285,596 of dividends paid as long-term capital gain dividends.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended June 30, 2022, $391,683 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $5,701,760.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 45

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Debasashi (Dev) Chakrabarti(2), Vice President Mark Phelps(2)*, Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Concentrated International Growth Investment Team. Messrs. Chakrabarti and Phelps are the persons with the most significant responsibility for day-to-day management of the Fund’s portfolio.

*	Mr. Phelps is expected to retire from the Adviser effective December 31, 2022.

46 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Erzan is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, Erzan co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	73	None

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2014)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2014)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2014)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2014)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Mark Phelps* 62	Vice President	Senior Vice President of the Adviser**, and Chief Investment Officer of Concentrated Global Growth, with which he has been associated since prior to 2017.

Debasashi (Dev) Chakrabarti 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Co-Chief Investment Officer – Concentrated Global Growth.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS,** with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Fund’s Advisor, ABI and ABIS are affiliates of the fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

*	Mr. Phelps is expected to retire from the Adviser effective December 31, 2022.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 53

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 55

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of AB Concentrated International Growth Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 57

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provide (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 59

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 61

NOTES

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NOTES

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 63

NOTES

64 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIG-0151-0622

JUN    06.30.22

ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Core Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 1

ANNUAL REPORT

August 5, 2022

This report provides management’s discussion of fund performance for the AB Global Core Equity Portfolio for the annual reporting period ended June 30, 2022.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2022 (unaudited)

	6 Months	12 Months

AB GLOBAL CORE EQUITY PORTFOLIO

Class A Shares	-21.62%	-19.74%

Class C Shares	-21.86%	-20.29%

Advisor Class Shares[1]	-21.52%	-19.54%

MSCI ACWI (net)	-20.18%	-15.75%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended June 30, 2022.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, overall sector selection detracted from performance, relative to the benchmark. An overweight to communication services and an underweight to energy detracted most, while overweights to health care and financials contributed. Security selection was also negative. Selection within the financials and technology sectors detracted, while selection in materials and consumer discretionary contributed. Country positioning (a result of bottom-up security analysis combined with fundamental research) detracted from performance; an overweight to South Korea detracted most, while an overweight to the United Kingdom contributed.

For the six-month period, overall sector selection detracted, as an underweight to energy and an overweight to communication services offset gains from an overweight to health care and an underweight to industrials. Stock selection contributed, particularly selection within consumer discretionary and consumer staples, while selection within financials and

2 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

industrials detracted. Overall country positioning was negative: an underweight to Canada detracted most, while an overweight to the United Kingdom contributed.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended June 30, 2022. Throughout the first half of the period, accommodative monetary policy underpinned an accelerating global economic recovery, which sent equity markets higher. Volatility increased as persistent inflation prompted the US Federal Reserve (the “Fed”) to take a hawkish pivot that raised expectations for an accelerated rate liftoff and led other central banks to tighten monetary policy. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s zero-COVID policy prompted new supply-chain concerns. The Fed raised interest rates three times during the second half of the period, including a 0.75% hike in June—its largest since 1994. The growing fear of recession led to sharp declines and periods of widespread volatility across equity markets. Fed Chair Powell’s acknowledgement that the path to a soft landing had narrowed weighed on global equity market sentiment. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team continues to invest in firms that are attractively valued in a core portfolio setup, and to minimize unintended factor risks.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-US companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser seeks companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser considers include strong business

(continued on next page)

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 3

fundamentals, capable management, prudent corporate governance, a strong balance sheet, strong earnings power, high earnings quality, low downside risk and substantial upside potential. In managing the Fund, the Adviser does not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-US companies frequently include companies located in emerging markets, and at times emerging-market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/12/20141 TO 6/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Global Core Equity Portfolio Class A shares (from 11/12/20141 to 6/30/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 11/12/2014.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-19.74%	-23.14%

5 Years	6.09%	5.17%

Since Inception[1]	6.43%	5.83%

CLASS C SHARES

1 Year	-20.29%	-21.06%

5 Years	5.31%	5.31%

Since Inception[1]	5.63%	5.63%

ADVISOR CLASS SHARES[2]

1 Year	-19.54%	-19.54%

5 Years	6.35%	6.35%

Since Inception[1]	6.68%	6.68%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.06%, 1.81% and 0.81% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 11/12/2014.

2

Please note that this share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-23.14%

5 Years	5.17%

Since Inception[1]	5.83%

CLASS C SHARES

1 Year	-21.06%

5 Years	5.31%

Since Inception[1]	5.63%

ADVISOR CLASS SHARES[2]

1 Year	-19.54%

5 Years	6.35%

Since Inception[1]	6.68%

1	Inception date: 11/12/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$783.80	$4.60	1.04%
Hypothetical**	$1,000	$1,019.64	$5.21	1.04%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$781.40	$7.91	1.79%
Hypothetical**	$1,000	$1,015.92	$8.95	1.79%
Advisor Class
Actual	$1,000	$784.80	$3.50	0.79%
Hypothetical**	$1,000	$1,020.88	$3.96	0.79%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $ 2,370.2

1	All data are as of June 30, 2022. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

June 30, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$141,003,779	5.9%

Alphabet, Inc. – Class C	96,269,674	4.1

Otis Worldwide Corp.	85,816,136	3.6

Asahi Group Holdings Ltd.	78,396,639	3.3

Visa, Inc. – Class A	77,890,668	3.3

Samsung Electronics Co., Ltd.	74,639,575	3.1

Elevance Health, Inc.	67,920,239	2.9

Sanofi	67,283,182	2.8

Goldman Sachs Group, Inc. (The)	66,811,085	2.8

Meta Platforms, Inc. – Class A	65,255,618	2.8

	$821,286,595	34.6%

1	Long-term investments.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Information Technology – 22.5%
IT Services – 9.8%
Akamai Technologies, Inc.(a)	500,195	$45,682,809
Cognizant Technology Solutions Corp. – Class A	860,643	58,084,796
PayPal Holdings, Inc.(a)	741,453	51,783,078
Visa, Inc. – Class A	395,605	77,890,668

		233,441,351

Semiconductors & Semiconductor Equipment – 2.3%
Applied Materials, Inc.	436,249	39,689,934
Infineon Technologies AG	588,170	14,307,544

		53,997,478

Software – 7.2%
Microsoft Corp.	549,016	141,003,779
SAP SE	336,159	30,641,049

		171,644,828

Technology Hardware, Storage & Peripherals – 3.2%
Samsung Electronics Co., Ltd.	1,692,225	74,639,575

		533,723,232

Consumer Discretionary – 16.1%
Diversified Consumer Services – 0.5%
Service Corp. International/US	183,940	12,713,933

Hotels, Restaurants & Leisure – 6.3%
Compass Group PLC	1,360,977	27,942,750
Galaxy Entertainment Group Ltd.	8,473,000	50,758,135
Starbucks Corp.	762,609	58,255,701
Yum China Holdings, Inc.	250,532	12,150,802

		149,107,388

Internet & Direct Marketing Retail – 7.1%
Alibaba Group Holding Ltd.(a)	2,057,100	29,345,341
Alibaba Group Holding Ltd. (ADR)(a)	314,089	35,705,637
Amazon.com, Inc.(a)	429,220	45,587,456
Prosus NV	900,290	58,297,058

		168,935,492

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 2.2%
adidas AG	73,550	$13,064,759
Kering SA	35,251	18,268,018
NIKE, Inc. – Class B	192,027	19,625,159

		50,957,936

		381,714,749

Financials – 14.0%
Banks – 4.2%
ABN AMRO Bank NV (GDR)	1,800,110	20,227,047
Citigroup, Inc.	404,778	18,615,740
Mitsubishi UFJ Financial Group, Inc.	6,917,200	37,007,381
Wells Fargo & Co.	605,409	23,713,871

		99,564,039

Capital Markets – 9.8%
BlackRock, Inc. – Class A	85,386	52,003,489
Credit Suisse Group AG (REG)	6,400,099	36,530,792
Goldman Sachs Group, Inc. (The)	224,938	66,811,085
Julius Baer Group Ltd.	778,274	36,104,197
London Stock Exchange Group PLC	161,231	15,044,740
Moody’s Corp.	95,257	25,907,046

		232,401,349

		331,965,388

Health Care – 13.7%
Biotechnology – 0.6%
Alnylam Pharmaceuticals, Inc.(a)	98,680	14,392,478

Health Care Equipment & Supplies – 3.1%
Koninklijke Philips NV	1,390,846	29,831,606
Medtronic PLC	481,027	43,172,173

		73,003,779

Health Care Providers & Services – 2.9%
Elevance Health, Inc.	140,744	67,920,239

Life Sciences Tools & Services – 1.9%
Thermo Fisher Scientific, Inc.	84,872	46,109,260

Pharmaceuticals – 5.2%
Roche Holding AG	169,956	56,816,265
Sanofi	667,187	67,283,182

		124,099,447

		325,525,203

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 11.2%
Diversified Telecommunication Services – 2.7%
Comcast Corp. – Class A	1,611,726	$63,244,128

Entertainment – 1.7%
Electronic Arts, Inc.	332,119	40,402,277

Interactive Media & Services – 6.8%
Alphabet, Inc. – Class C(a)	44,010	96,269,674
Meta Platforms, Inc. – Class A(a)	404,686	65,255,618

		161,525,292

		265,171,697

Industrials – 8.2%
Building Products – 3.6%
Otis Worldwide Corp.	1,214,322	85,816,136

Machinery – 4.6%
Dover Corp.	299,538	36,339,950
Parker-Hannifin Corp.	165,543	40,731,855
Volvo AB – Class B	2,019,487	31,421,986

		108,493,791

		194,309,927

Consumer Staples – 5.5%
Beverages – 5.5%
Asahi Group Holdings Ltd.	2,383,935	78,396,639
Coca-Cola Co., (The)	818,418	51,486,677

		129,883,316

Energy – 4.1%
Oil, Gas & Consumable Fuels – 4.1%
Cheniere Energy, Inc.	125,499	16,695,132
Neste Oyj	325,884	14,495,641
Shell PLC	2,480,195	64,591,177

		95,781,950

Real Estate – 1.7%
Real Estate Management & Development – 1.7%
CBRE Group, Inc. – Class A(a)	557,591	41,044,273

Materials – 1.5%
Chemicals – 1.5%
Linde PLC	126,360	36,332,291

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Utilities – 1.1%
Electric Utilities – 1.1%
Iberdrola SA(b)		2,410,912	$25,100,999

Total Common Stocks (cost $2,482,030,696)			2,360,553,025

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio –Class AB, 1.30%(c)(d)(e) (cost $4,313,839)		4,313,839	4,313,839

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman (1.20)%, 07/01/2022	CHF	17	18,034
0.52%, 07/01/2022	GBP	199	241,666
Citibank, London (0.78)%, 07/01/2022	EUR	129	135,458
Hong Kong & Shanghai Bank, Hong Kong 0.37%, 07/04/2022	HKD	1,882	239,902
SEB, Stockholm 0.01%, 07/01/2022	SEK	10	933
Sumitomo, Tokyo (0.36)%, 07/01/2022	JPY	109,404	806,338

Total Time Deposits (cost $1,442,331)			1,442,331

Total Short-Term Investments (cost $5,756,170)			5,756,170

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $2,487,786,866)			2,366,309,195

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.30%(c)(d)(e) (cost $541,768)	541,768	$541,768

Total Investments – 99.9% (cost $2,488,328,634)		2,366,850,963
Other assets less liabilities – 0.1%		3,373,384

Net Assets – 100.0%		$2,370,224,347

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REG – Registered Shares

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

June 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,483,473,027)	$2,361,995,356	(a)
Affiliated issuers (cost $4,855,607—including investment of cash collateral for securities loaned of $541,768)	4,855,607
Unaffiliated dividends receivable	6,357,678
Receivable for investment securities sold	6,343,776
Receivable for capital stock sold	4,003,855
Affiliated dividends receivable	2,685

Total assets	2,383,558,957

Liabilities
Due to Custodian (includes foreign currency overdraft of $807 with a cost of $812)	865
Payable for investment securities purchased and foreign currency transactions	6,936,750
Payable for capital stock redeemed	3,933,407
Advisory fee payable	1,494,678
Payable for collateral received on securities loaned	541,768
Administrative fee payable	22,621
Transfer Agent fee payable	16,475
Distribution fee payable	4,830
Accrued expenses and other liabilities	383,216

Total liabilities	13,334,610

Net Assets	$2,370,224,347

Composition of Net Assets
Capital stock, at par	$17,462
Additional paid-in capital	2,419,166,355
Accumulated loss	(48,959,470)

	$2,370,224,347

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$19,471,516	1,440,131	$13.52	*

C	$758,911	57,249	$13.26

Advisor	$2,349,993,920	173,126,042	$13.57

(a)	Includes securities on loan with a value of $501,830 (see Note E).

*	The maximum offering price per share for Class A shares was $14.12 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 19

STATEMENT OF OPERATIONS

Year Ended June 30, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,862,436)	$42,926,064
Affiliated issuers	10,449
Securities lending income	581,182	$43,517,695

Expenses
Advisory fee (see Note B)	19,648,315
Transfer agency—Class A	2,756
Transfer agency—Class C	140
Transfer agency—Advisor Class	310,067
Distribution fee—Class A	58,730
Distribution fee—Class C	9,878
Custody and accounting	287,335
Registration fees	143,087
Administrative	94,315
Audit and tax	69,747
Directors’ fees	50,319
Legal	50,220
Printing	15,711
Miscellaneous	70,274

Total expenses	20,810,894
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(5,461)

Net expenses		20,805,433

Net investment income		22,712,262

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		127,130,916
Foreign currency transactions		(525,268)
Net change in unrealized appreciation/depreciation on:
Investments		(715,389,882)
Foreign currency denominated assets and liabilities		(183,496)

Net loss on investment and foreign currency transactions		(588,967,730)

Net Decrease in Net Assets from Operations		$(566,255,468)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,712,262	$20,060,433
Net realized gain on investment and foreign currency transactions	126,605,648	98,711,975
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(715,573,378)	473,282,024

Net increase (decrease) in net assets from operations	(566,255,468)	592,054,432

Distributions to Shareholders
Class A	(1,102,469)	(115,326)
Class C	(39,486)	– 0	–
Advisor Class	(126,697,451)	(13,822,505)
Capital Stock Transactions
Net increase	561,708,133	691,248,738

Total increase (decrease)	(132,386,741)	1,269,365,339
Net Assets
Beginning of period	2,502,611,088	1,233,245,749

End of period	$2,370,224,347	$2,502,611,088

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three–tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over–the–counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2022:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$414,135,064		$119,588,168		$	– 0	–	$533,723,232
Consumer Discretionary	184,038,688		197,676,061			– 0	–	381,714,749
Financials	187,051,231		144,914,157			– 0	–	331,965,388
Health Care	171,594,150		153,931,053			– 0	–	325,525,203
Communication Services	265,171,697		– 0	–		– 0	–	265,171,697
Industrials	162,887,941		31,421,986			– 0	–	194,309,927
Consumer Staples	51,486,677		78,396,639			– 0	–	129,883,316
Energy	16,695,132		79,086,818			– 0	–	95,781,950
Real Estate	41,044,273		– 0	–		– 0	–	41,044,273
Materials	36,332,291		– 0	–		– 0	–	36,332,291
Utilities	– 0	–	25,100,999			– 0	–	25,100,999
Short–Term Investments:
Investment Companies	4,313,839		– 0	–		– 0	–	4,313,839
Time Deposits	– 0	–	1,442,331			– 0	–	1,442,331
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	541,768		– 0	–		– 0	–	541,768

Total Investments in Securities	1,535,292,751		831,558,212	†		– 0	–	2,366,850,963

Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$1,535,292,751		$831,558,212		$	– 0	–	$2,366,850,963

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

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NOTES TO FINANCIAL STATEMENTS (continued)

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion of the Fund’s average daily net assets, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess of $5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended June 30, 2022, there was no such reimbursement. The Expense Caps may not be terminated by the Adviser before October 31, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2022, the reimbursement for such services amounted to $94,315.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $184,105 for the year ended June 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $376 from the sale of Class A shares and received $19 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2022, such waiver amounted to $4,455.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2022 is as follows:

Fund	Market Value 6/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,187	$364,934	$366,807	$4,314	$10
Government Money Market Portfolio*	97,978	196,650	294,086	542	10

Total				$4,856	$20

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $872 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,764,286,126		$1,300,496,892
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,513,421,479

Gross unrealized appreciation	$225,630,261
Gross unrealized depreciation	(372,200,777)

Net unrealized depreciation	$(146,570,516)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended June 30, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2022 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$501,830	$541,768	$	– 0	–	$571,405	$9,777	$1,006

*	As of June 30, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2022	Year Ended June 30, 2021

Class A
Shares sold	288,873	158,331		$4,847,681	$2,474,598

Shares issued in reinvestment of dividends and distributions	64,932	7,634		1,098,643	114,655

Shares converted from Class C	861	8,490		15,685	148,817

Shares redeemed	(240,023)	(181,885)		(3,662,987)	(2,947,954)

Net increase (decrease)	114,643	(7,430)		$2,299,022	$(209,884)

Class C
Shares sold	4,168	11,714		$71,507	$183,006

Shares issued in reinvestment of dividends and distributions	1,853	– 0	–	30,865	– 0	–

Shares converted to Class A	(880)	(8,648)		(15,685)	(148,817)

Shares redeemed	(8,068)	(14,619)		(125,290)	(209,743)

Net decrease	(2,927)	(11,553)		$(38,603)	$(175,554)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Advisor Class
Shares sold	47,947,148	62,179,087	$797,624,290	$945,466,889

Shares issued in reinvestment of dividends and distributions	6,664,397	822,392	113,028,181	12,385,215

Shares redeemed	(21,581,096)	(17,315,034)	(351,204,757)	(266,217,928)

Net increase	33,030,449	45,686,445	$559,447,714	$691,634,176

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published

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NOTES TO FINANCIAL STATEMENTS (continued)

until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$83,979,467	$13,937,831
Long-term capital gains	43,859,939	– 0	–

Total taxable distributions paid	$127,839,406	$13,937,831

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$ 26,385,431
Undistributed capital gains	71,415,792
Unrealized appreciation/(depreciation)	(146,760,693	)(a)

Total accumulated earnings/(deficit)	$(48,959,470)

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

(Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.63	$ 12.83	$ 13.31	$ 12.42	$ 11.72

Income From Investment Operations

Net investment income(a)(b)	.10	.12	.12	.17	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.42)	4.77	(.16)	1.02	1.09

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.32)	4.89	(.04)	1.19	1.25

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.09)	(.13)	(.12)	(.13)

Distributions from net realized gain on investment and foreign currency transactions	(.65)	– 0	–	(.31)	(.18)	(.42)

Total dividends and distributions	(.79)	(.09)	(.44)	(.30)	(.55)

Net asset value, end of period	$ 13.52	$ 17.63	$ 12.83	$ 13.31	$ 12.42

Total Return

Total investment return based on net asset value(d)	(19.74)%	38.20%	(.48)%	9.95%	10.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,471	$23,362	$17,101	$15,851	$12,925

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.03%	1.05%	1.08%	1.13%	1.15%

Expenses, before waivers/reimbursements	1.04%	1.06%	1.08%	1.13%	1.15%

Net investment income(b)	.62%	.79%	.89%	1.33%	1.31%

Portfolio turnover rate	50%	46%	52%	47%	45%

See footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.29	$ 12.61	$ 13.10	$ 12.29	$ 11.63

Income From Investment Operations

Net investment income (loss)(a)(b)	(.03)	.00	(c)	.02	.09	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.34)	4.68	(.15)	.99	1.08

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.37)	4.68	(.13)	1.08	1.14

Less: Dividends and Distributions

Dividends from net investment income	(.01)	– 0	–	(.05)	(.09)	(.06)

Distributions from net realized gain on investment and foreign currency transactions	(.65)	– 0	–	(.31)	(.18)	(.42)

Total dividends and distributions	(.66)	– 0	–	(.36)	(.27)	(.48)

Net asset value, end of period	$ 13.26	$ 17.29	$ 12.61	$ 13.10	$ 12.29

Total Return

Total investment return based on net asset value(d)	(20.29)%	37.11%	(1.17)%	9.12%	9.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$759	$1,040	$905	$553	$150

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.79%	1.81%	1.84%	1.90%	1.90%

Expenses, before waivers/reimbursements	1.79%	1.81%	1.84%	1.90%	1.92%

Net investment income (loss)(b)	(.15)%	.03%	.15%	.69%	.49%

Portfolio turnover rate	50%	46%	52%	47%	45%

See footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.69	$ 12.87	$ 13.35	$ 12.46	$ 11.75

Income From Investment Operations

Net investment income(a)(b)	.14	.17	.15	.20	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.43)	4.77	(.15)	1.02	1.10

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.29)	4.94	.00	(c)	1.22	1.28

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.12)	(.17)	(.15)	(.15)

Distributions from net realized gain on investment and foreign currency transactions	(.65)	– 0	–	(.31)	(.18)	(.42)

Total dividends and distributions	(.83)	(.12)	(.48)	(.33)	(.57)

Net asset value, end of period	$ 13.57	$ 17.69	$ 12.87	$ 13.35	$ 12.46

Total Return

Total investment return based on net asset value(d)	(19.54)%	38.54%	(.25)%	10.21%	11.02%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,349,994	$2,478,209	$1,215,240	$789,168	$465,263

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.79%	.81%	.84%	.90%	.90%

Expenses, before waivers/reimbursements	.79%	.81%	.84%	.90%	.90%

Net investment income(b)	.86%	1.08%	1.17%	1.61%	1.42%

Portfolio turnover rate	50%	46%	52%	47%	45%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 39

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Core Equity Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Core Equity Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 26, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2022.

For corporate shareholders, 26.91% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 59.75% of dividends paid as qualified dividend income.

The Fund designates $43,859,939 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

David Dalgas(2), Vice President Klaus Ingemann(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Erzan is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, Erzan co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2014)	Private Investor since prior to 2017. Former Chairman and CEO of DuPont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2014)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2014)

Private Investor since prior to

2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.

		73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2014)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Onur Erzan 46	President and Chief Executive Officer	See biography above.

David Dalgas 51	Vice President	Senior Vice President of the Adviser**, since prior to 2017. Co-Chief Investment Officer - Global Core Equity since 2018.

Klaus Ingemann 48	Vice President	Senior Vice President of the Adviser**, since prior to 2017. Co-Chief Investment Officer - Global Core Equity since 2018.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Core Equity Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

54 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 55

account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’

56 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

58 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 59

NOTES

60 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GCE-0151-0622

JUN    06.30.22

ANNUAL REPORT

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Strategic Core Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 1

ANNUAL REPORT

August 12, 2022

This report provides management’s discussion of fund performance for the AB International Strategic Core Portfolio for the annual reporting period ended June 30, 2022.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2022 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Class A Shares	-17.62%	-14.79%

Class C Shares	-17.94%	-15.45%

Advisor Class Shares[1]	-17.53%	-14.66%

Class Z Shares[1]	-17.53%	-14.60%

MSCI EAFE Index (net)	-19.57%	-17.77%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended June 30, 2022.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. During the 12-month period, overall stock selection contributed, relative to the benchmark, led by selection within the consumer-staples and industrials sectors, while selection in materials and financials detracted. Sector selection also contributed. Underweights to consumer discretionary and industrials contributed, while an overweight to technology and an underweight to energy detracted. Country allocation (a result of bottom-up security analysis combined with fundamental research) detracted, led by an overweight to Singapore; an underweight to Germany contributed.

For the six-month period, security selection drove outperformance. Selection within consumer staples and technology contributed most, while selection within financials and materials detracted. Sector selection was also positive, particularly an underweight to consumer discretionary and an overweight to communication services, while overweights to

2 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

technology and energy detracted. Country selection detracted from performance. An underweight to Japan detracted, while an underweight to Germany contributed.

The Fund utilized derivatives in the form of currency forwards for hedging purposes and futures for investment purposes, which detracted from absolute performance for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended June 30, 2022. Throughout the first half of the period, accommodative monetary policy underpinned an accelerating global economic recovery, which sent equity markets higher. Volatility increased as persistent inflation prompted the US Federal Reserve (the “Fed”) to take a hawkish pivot that raised expectations for an accelerated rate liftoff and led other central banks to tighten monetary policy. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s zero-COVID policy prompted new supply-chain concerns. The Fed raised interest rates three times during the second half of the period, including a 0.75% hike in June—its largest since 1994. The growing fear of recession led to sharp declines and periods of widespread volatility across equity markets. Fed Chair Powell’s acknowledgement that the path to a soft landing had narrowed weighed on global equity market sentiment. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to look for companies that offer a combination of quality and stability at attractive prices, the three core elements that underpin the Team’s investment philosophy in good and bad times. For long-term, outcome-oriented investors, the Team believes that companies with these features are best positioned to deliver strong returns through changing environments.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability, and

(continued on next page)

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 3

attractive valuations. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser considers in this regard include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions. The Adviser seeks to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of non-US companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/29/20151 TO 6/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB International Strategic Core Portfolio Class A shares (from 7/29/20151 to 6/30/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/29/2015.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.79%	-18.40%

5 Years	1.94%	1.06%

Since Inception[1]	3.17%	2.53%

CLASS C SHARES

1 Year	-15.45%	-16.30%

5 Years	1.16%	1.16%

Since Inception[1]	2.39%	2.39%

ADVISOR CLASS SHARES[2]

1 Year	-14.66%	-14.66%

5 Years	2.19%	2.19%

Since Inception[1]	3.42%	3.42%

CLASS Z SHARES[2]

1 Year	-14.60%	-14.60%

Since Inception[1]	-0.80%	-0.80%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.01%, 1.78%, 0.76% and 0.77% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios to 1.00%, 1.75%, 0.75% and 0.75% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2022, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-18.40%

5 Years	1.06%

Since Inception[1]	2.53%

CLASS C SHARES

1 Year	-16.30%

5 Years	1.16%

Since Inception[1]	2.39%

ADVISOR CLASS SHARES[2]

1 Year	-14.66%

5 Years	2.19%

Since Inception[1]	3.42%

CLASS Z SHARES[2]

1 Year	-14.60%

Since Inception[1]	-0.80%

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$823.80	$4.52	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%

10 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$820.60	$7.90	1.75%
Hypothetical**	$1,000	$1,016.12	$8.75	1.75%
Advisor Class
Actual	$1,000	$824.70	$3.39	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class Z
Actual	$1,000	$824.70	$3.39	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $590.6

1

All data are as of June 30, 2022. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.3% or less in the following: Belgium, Finland, Germany, Italy, Portugal, South Africa, Spain and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

June 30, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Roche Holding AG	$22,565,908	3.8%

Novo Nordisk A/S – Class B	20,037,623	3.4

Equinor ASA	17,118,359	2.9

Royal Bank of Canada	16,049,530	2.7

Sanofi	16,000,135	2.7

RELX PLC	15,693,432	2.7

Oversea-Chinese Banking Corp., Ltd.	15,407,619	2.6

Nippon Telegraph & Telephone Corp.	15,090,660	2.6

Constellation Software, Inc./Canada	14,745,705	2.5

Shell PLC	14,732,818	2.5

	$167,441,789	28.4%

1	Long-term investments.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Financials – 23.3%
Banks – 16.0%
Bank Leumi Le-Israel BM	1,440,188	$12,883,957
DBS Group Holdings Ltd.	658,800	14,096,614
Hang Seng Bank Ltd.	159,200	2,821,167
KBC Group NV	142,530	8,018,878
Mitsubishi UFJ Financial Group, Inc.	1,816,200	9,716,765
Nordea Bank Abp	556,820	4,918,683
Oversea-Chinese Banking Corp., Ltd.	1,878,280	15,407,619
Royal Bank of Canada	165,749	16,049,530
Toronto-Dominion Bank (The)	160,820	10,546,004

		94,459,217

Capital Markets – 3.8%
IG Group Holdings PLC	616,815	5,205,956
London Stock Exchange Group PLC	32,230	3,007,437
Partners Group Holding AG	6,359	5,742,793
Singapore Exchange Ltd.	1,243,100	8,469,152

		22,425,338

Insurance – 3.5%
Admiral Group PLC	189,860	5,198,396
NN Group NV	157,390	7,128,647
Sampo Oyj – Class A	196,038	8,567,085

		20,894,128

		137,778,683

Health Care – 14.1%
Health Care Equipment & Supplies – 1.2%
ConvaTec Group PLC(a)	1,163,500	3,189,133
Getinge AB – Class B	167,210	3,875,320

		7,064,453

Health Care Providers & Services – 2.0%
Galenica AG(a)	151,186	11,630,217

Pharmaceuticals – 10.9%
Novartis AG (REG)	70,030	5,937,188
Novo Nordisk A/S – Class B	180,678	20,037,623
Roche Holding AG	67,502	22,565,908
Sanofi	158,659	16,000,135

		64,540,854

		83,235,524

Information Technology – 12.0%
IT Services – 3.9%
Capgemini SE	64,857	11,185,246
Nomura Research Institute Ltd.	192,200	5,157,984
Otsuka Corp.	218,000	6,487,876

		22,831,106

14 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.8%
ASML Holding NV	6,570	$3,103,917
Taiwan Semiconductor Manufacturing Co., Ltd.	476,000	7,628,544

		10,732,461

Software – 6.3%
Avast PLC(a)	1,098,650	6,914,289
Constellation Software, Inc./Canada	9,933	14,745,705
Nice Ltd.(b)	14,118	2,724,338
Open Text Corp.	111,840	4,230,492
Oracle Corp. Japan	62,300	3,628,050
SAP SE	54,363	4,955,213

		37,198,087

		70,761,654

Communication Services – 11.5%
Diversified Telecommunication Services – 7.5%
BCE, Inc.	192,550	9,464,449
Eurazeo SE	60,360	3,749,813
HKT Trust & HKT Ltd. – Class SS	8,452,000	11,351,402
Nippon Telegraph & Telephone Corp.	525,200	15,090,660
TELUS Corp.	219,910	4,898,089

		44,554,413

Entertainment – 1.8%
GungHo Online Entertainment, Inc.	352,900	6,260,956
Ubisoft Entertainment SA(b)	95,320	4,203,929

		10,464,885

Interactive Media & Services – 2.2%
Auto Trader Group PLC	1,345,280	9,110,980
Kakaku.com, Inc.	224,600	3,730,397

		12,841,377

		67,860,675

Industrials – 9.6%
Air Freight & Logistics – 0.6%
Kuehne & Nagel International AG (REG)	14,691	3,490,618

Building Products – 1.1%
Assa Abloy AB – Class B	319,440	6,816,864

Commercial Services & Supplies – 0.6%
Secom Co., Ltd.	58,600	3,618,241

Electrical Equipment – 0.8%
Schneider Electric SE (Paris)	37,416	4,458,325

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 5.9%
Experian PLC	54,050	$1,586,952
Meitec Corp.	349,500	5,634,224
RELX PLC	577,998	15,693,432
Wolters Kluwer NV	122,770	11,898,621

		34,813,229

Road & Rail – 0.6%
Canadian National Railway Co.	30,737	3,457,435

		56,654,712

Consumer Staples – 9.1%
Beverages – 0.8%
Diageo PLC	111,680	4,823,762

Food & Staples Retailing – 2.7%
Jeronimo Martins SGPS SA	176,780	3,832,300
Koninklijke Ahold Delhaize NV	462,140	12,029,051

		15,861,351

Food Products – 2.7%
Nestle SA (REG)	59,941	7,005,470
Salmar ASA	129,689	9,181,490

		16,186,960

Tobacco – 2.9%
Philip Morris International, Inc.	66,630	6,579,046
Swedish Match AB	1,046,150	10,673,387

		17,252,433

		54,124,506

Energy – 5.4%
Oil, Gas & Consumable Fuels – 5.4%
Equinor ASA	491,266	17,118,359
Shell PLC	565,716	14,732,818

		31,851,177

Consumer Discretionary – 4.9%
Hotels, Restaurants & Leisure – 0.6%
Compass Group PLC	165,080	3,389,322

Household Durables – 0.5%
Sony Group Corp.	36,800	3,001,289

Internet & Direct Marketing Retail – 0.5%
ZOZO, Inc.	164,500	2,976,251

Leisure Products – 1.6%
Bandai Namco Holdings, Inc.	133,600	9,431,221

Specialty Retail – 0.6%
Kingfisher PLC	1,133,690	3,388,017

16 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.1%
LVMH Moet Hennessy Louis Vuitton SE	6,410	$3,928,548
Pandora A/S	43,570	2,768,111

		6,696,659

		28,882,759

Real Estate – 3.7%
Equity Real Estate Investment Trusts (REITs) – 2.5%
Link REIT	560,700	4,581,687
Merlin Properties Socimi SA	425,560	4,121,270
Nippon Building Fund, Inc.	1,256	6,268,340

		14,971,297

Real Estate Management & Development – 1.2%
Daito Trust Construction Co., Ltd.	30,500	2,638,437
Vonovia SE	132,791	4,108,616

		6,747,053

		21,718,350

Utilities – 1.1%
Electric Utilities – 1.1%
EDP – Energias de Portugal SA	311,170	1,450,157
Enel SpA	921,983	5,056,359

		6,506,516

Materials – 1.0%
Chemicals – 0.4%
Akzo Nobel NV	35,656	2,331,828

Metals & Mining – 0.6%
Anglo American PLC	94,550	3,380,027

		5,711,855

Total Common Stocks (cost $549,989,796)		565,086,411

SHORT-TERM INVESTMENTS – 3.8%
Investment Companies – 3.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.30%(c)(d)(e) (cost $22,753,353)	22,753,353	22,753,353

Total Investments – 99.5% (cost $572,743,149)		587,839,764
Other assets less liabilities – 0.5%		2,733,423

Net Assets – 100.0%		$590,573,187

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE Futures	134	September 2022	$12,439,220	$(96,480)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,244	CHF	2,224	07/13/2022	$86,451
Bank of America, NA	JPY	676,988	USD	5,330	07/15/2022	337,865
Bank of America, NA	USD	1,975	JPY	256,596	07/15/2022	(82,993)
Bank of America, NA	AUD	4,191	USD	2,943	07/21/2022	49,565
Bank of America, NA	CAD	5,230	USD	4,107	07/21/2022	43,399
Bank of America, NA	USD	3,072	CAD	3,978	07/21/2022	18,847
Bank of America, NA	USD	2,680	CAD	3,423	07/21/2022	(20,428)
Bank of America, NA	USD	5,761	EUR	5,538	07/28/2022	51,398
Bank of America, NA	NOK	190,852	USD	19,092	09/22/2022	(319,299)
Barclays Bank PLC	AUD	1,303	USD	929	07/21/2022	29,167
Barclays Bank PLC	AUD	1,825	USD	1,250	07/21/2022	(9,497)
Barclays Bank PLC	USD	4,589	GBP	3,661	08/25/2022	(127,969)
BNP Paribas SA	SGD	45,741	USD	33,439	07/08/2022	515,333
BNP Paribas SA	TWD	38,852	USD	1,339	07/27/2022	30,160
Brown Brothers Harriman & Co.	SGD	2,052	USD	1,479	07/08/2022	2,478
Brown Brothers Harriman & Co.	USD	714	SGD	993	07/08/2022	1,152
Brown Brothers Harriman & Co.	USD	2,315	SGD	3,205	07/08/2022	(7,654)
Brown Brothers Harriman & Co.	CHF	562	USD	584	07/13/2022	(5,096)
Brown Brothers Harriman & Co.	USD	2,538	CHF	2,431	07/13/2022	10,036
Brown Brothers Harriman & Co.	JPY	514,216	USD	3,962	07/15/2022	170,215
Brown Brothers Harriman & Co.	JPY	86,269	USD	635	07/15/2022	(1,663)
Brown Brothers Harriman & Co.	USD	10,369	JPY	1,325,929	07/15/2022	(591,318)
Brown Brothers Harriman & Co.	AUD	1,324	USD	951	07/21/2022	37,476
Brown Brothers Harriman & Co.	USD	1,086	CAD	1,414	07/21/2022	12,151
Brown Brothers Harriman & Co.	USD	1,383	CAD	1,772	07/21/2022	(6,496)
Brown Brothers Harriman & Co.	EUR	1,157	USD	1,225	07/28/2022	10,749
Brown Brothers Harriman & Co.	USD	8,042	EUR	7,488	07/28/2022	(183,204)
Brown Brothers Harriman & Co.	USD	4,439	SEK	44,490	09/22/2022	(75,031)
Citibank, NA	USD	1,499	AUD	2,078	07/21/2022	(64,480)
Citibank, NA	USD	2,506	EUR	2,333	07/28/2022	(57,766)
Credit Suisse International	USD	723	CAD	945	07/21/2022	10,709
Deutsche Bank AG	USD	2,298	CAD	2,966	07/21/2022	6,670
Deutsche Bank AG	USD	929	ILS	3,102	07/25/2022	(40,324)
Deutsche Bank AG	USD	1,304	GBP	1,077	08/25/2022	8,550
Goldman Sachs Bank USA	USD	45,095	JPY	5,725,750	07/15/2022	(2,870,084)
Goldman Sachs Bank USA	TWD	174,880	USD	6,016	07/27/2022	126,138
Goldman Sachs Bank USA	EUR	884	USD	946	07/28/2022	18,562
HSBC Bank USA	USD	664	SGD	928	07/08/2022	4,201
HSBC Bank USA	AUD	1,836	USD	1,281	07/21/2022	13,284
HSBC Bank USA	USD	643	ILS	2,217	07/25/2022	(8,075)

18 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	1,191	AUD	1,722	07/21/2022	$(1,999)
JPMorgan Chase Bank, NA	USD	702	CAD	903	07/21/2022	(901)
JPMorgan Chase Bank, NA	USD	1,281	GBP	1,059	08/25/2022	9,147
Morgan Stanley Capital Services LLC	USD	50,727	AUD	70,776	07/21/2022	(1,869,418)
Morgan Stanley Capital Services LLC	EUR	3,691	USD	3,907	07/28/2022	32,974
Morgan Stanley Capital Services LLC	EUR	4,433	USD	4,628	07/28/2022	(24,757)
Morgan Stanley Capital Services LLC	USD	3,973	GBP	3,254	08/25/2022	(8,181)
Royal Bank of Scotland PLC	ILS	42,983	USD	12,904	07/25/2022	584,887
Royal Bank of Scotland PLC	EUR	4,137	USD	4,414	07/28/2022	71,700
Royal Bank of Scotland PLC	EUR	3,343	USD	3,490	07/28/2022	(19,054)
Royal Bank of Scotland PLC	USD	53,420	EUR	50,477	07/28/2022	(439,932)
Royal Bank of Scotland PLC	SEK	27,674	USD	2,742	09/22/2022	27,473
UBS AG	CHF	1,142	USD	1,193	07/13/2022	(3,319)
UBS AG	JPY	244,981	USD	1,914	07/15/2022	106,919
UBS AG	CAD	91,734	USD	73,357	07/21/2022	2,089,701
UBS AG	USD	643	TWD	18,950	07/27/2022	(4,356)
UBS AG	EUR	3,446	USD	3,634	07/28/2022	16,759
UBS AG	SEK	73,924	USD	7,255	09/22/2022	3,782

						$(2,305,396)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2022, the aggregate market value of these securities amounted to $21,733,639 or 3.7% of net assets.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: AUD – Australian Dollar CAD – Canadian Dollar CHF – Swiss Franc EUR – Euro GBP – Great British Pound ILS – Israeli Shekel	JPY – Japanese Yen NOK – Norwegian Krone SEK – Swedish Krona SGD – Singapore Dollar TWD – New Taiwan Dollar USD – United States Dollar

Glossary:

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

June 30, 2022

Assets
Investments in securities, at value Unaffiliated issuers (cost $549,989,796)	$565,086,411
Affiliated issuers (cost $22,753,353)	22,753,353
Cash collateral due from broker	737,777
Foreign currencies, at value (cost $620,142)	610,525
Unrealized appreciation on forward currency exchange contracts	4,537,898
Unaffiliated dividends receivable	3,196,002
Receivable for capital stock sold	1,654,779
Affiliated dividends receivable	18,893

Total assets	598,595,638

Liabilities
Unrealized depreciation on forward currency exchange contracts	6,843,294
Payable for capital stock redeemed	513,233
Advisory fee payable	320,284
Payable for variation margin on futures	52,242
Administrative fee payable	23,910
Transfer Agent fee payable	4,463
Distribution fee payable	1,495
Accrued expenses	263,530

Total liabilities	8,022,451

Net Assets	$590,573,187

Composition of Net Assets
Capital stock, at par	$5,166
Additional paid-in capital	598,434,332
Accumulated loss	(7,866,311)

$590,573,187

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,061,776	533,587	$11.36	*

C	$245,954	22,038	$11.16

Advisor	$584,252,141	51,101,129	$11.43

Z	$13,316	1,165	$11.43

*	The maximum offering price per share for Class A shares was $11.86, which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended June 30, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,153,401)	$18,374,021
Affiliated issuers	40,496
Securities lending income	30,808	$18,445,325

Expenses
Advisory fee (see Note B)	4,435,123
Transfer agency—Class A	891
Transfer agency—Class C	55
Transfer agency—Advisor Class	72,509
Transfer agency—Class Z	3
Distribution fee—Class A	21,016
Distribution fee—Class C	2,567
Custody and accounting	193,379
Administrative	118,860
Registration fees	77,478
Audit and tax	71,488
Legal	37,257
Directors’ fees	26,286
Printing	13,330
Miscellaneous	39,525

Total expenses	5,109,767
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(24,447)

Net expenses		5,085,320

Net investment income		13,360,005

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(1,168,634)
Forward currency exchange contracts		(14,013,361)
Futures		(3,201,777)
Foreign currency transactions		(416,549)
Net change in unrealized appreciation/depreciation on:
Investments		(98,043,169)
Forward currency exchange contracts		1,225,681
Futures		12,585
Foreign currency denominated assets and liabilities		(148,492)

Net loss on investment and foreign currency transactions		(115,753,716)

Net Decrease in Net Assets from Operations		$(102,393,711)

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 21

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,360,005	$9,684,020
Net realized gain (loss) on investment and foreign currency transactions	(18,800,321)	15,851,000
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(96,953,395)	89,539,578

Net increase (decrease) in net assets from operations	(102,393,711)	115,074,598
Distributions to Shareholders
Class A	(19,280)	(163,017)
Class C	– 0	–	(1,731)
Advisor Class	(3,465,103)	(8,909,286)
Class Z	(115)	(168)
Capital Stock Transactions
Net increase	28,419,162	116,250,954

Total increase (decrease)	(77,459,047)	222,251,350
Net Assets
Beginning of period	668,032,234	445,780,884

End of period	$590,573,187	$668,032,234

See notes to financial statements.

22 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Strategic Core Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Effective November 20, 2019 the Fund commenced offering of Class Z shares. Class B, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2022:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$26,595,534		$111,183,149		$	– 0	–	$137,778,683
Health Care	– 0	–	83,235,524			– 0	–	83,235,524
Information Technology	25,890,486		44,871,168			– 0	–	70,761,654
Communication Services	14,362,538		53,498,137			– 0	–	67,860,675
Industrials	3,457,435		53,197,277			– 0	–	56,654,712
Consumer Staples	6,579,046		47,545,460			– 0	–	54,124,506
Energy	– 0	–	31,851,177			– 0	–	31,851,177
Consumer Discretionary	– 0	–	28,882,759			– 0	–	28,882,759
Real Estate	– 0	–	21,718,350			– 0	–	21,718,350
Utilities	– 0	–	6,506,516			– 0	–	6,506,516
Materials	– 0	–	5,711,855			– 0	–	5,711,855
Short-Term Investments:
Investment Companies	22,753,353		– 0	–		– 0	–	22,753,353

Total Investments in Securities	99,638,392		488,201,372	+		– 0	–	587,839,764
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	4,537,898			– 0	–	4,537,898
Liabilities
Futures	(96,480)		– 0	–		– 0	–	(96,480	)†
Forward Currency Exchange Contracts	– 0	–	(6,843,294)			– 0	–	(6,843,294)

Total	$99,541,912		$485,895,976		$	– 0	–	$585,437,888

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+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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NOTES TO FINANCIAL STATEMENTS (continued)

returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the excess of $2.5 billion up to $5 billion and .50% of the excess over $5 billion of the Fund’s average daily net assets. Prior to November 4, 2020, the Fund paid the Adviser an annual rate of .75% of the first $2.5 billion, .65% of the excess of $2.5 billion up to $5 billion and .60% of the excess over $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating

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expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.00%, 1.75%, .75% and .75% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the year ended June 30, 2022, such reimbursements/waivers amounted to $15. The Expense Caps may not be terminated by the Adviser before October 31, 2022. Prior to November 4, 2020, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis to 1.20%, 1.95%, .95% and .95% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2022, the reimbursement for such services amounted to $118,860.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $49,233 for the year ended June 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $97 from the sale of Class A shares and received $253 and $56 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2022, such waiver amounted to $23,535.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2022 is as follows:

Fund	Market Value 6/30/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$23,857		$137,588	$138,692	$22,753		$40
Government Money Market Portfolio*	– 0	–	82,558	82,558	– 0	–	4

Total					$22,753		$44

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $339 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$244,596,308		$224,420,060
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$576,956,484

Gross unrealized appreciation	$68,171,840
Gross unrealized depreciation	(56,621,110)

Net unrealized appreciation	$11,550,730

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended June 30, 2022, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended June 30, 2022, the Fund held futures for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce

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its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended June 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,537,898	Unrealized depreciation on forward currency exchange contracts	$6,843,294

Equity contracts			Receivable/Payable for variation margin on futures	96,480	*

Total		$4,537,898		$6,939,774

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(14,013,361)	$1,225,681

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(3,201,777)	12,585

Total		$(17,215,138)	$1,238,266

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$204,886,737
Average principal amount of sale contracts	$181,761,588
Futures:
Average notional amount of buy contracts	$13,905,036

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$587,525	$(422,720)		$	– 0	–	$	– 0	–	$164,805
Barclays Bank PLC	29,167	(29,167)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	545,493	– 0	–		– 0	–		– 0	–	545,493

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Brown Brothers Harriman & Co.	$244,257	$(244,257)	$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	10,709	– 0	–	– 0	–	– 0	–	10,709
Deutsche Bank AG	15,220	(15,220)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	144,700	(144,700)	– 0	–	– 0	–	– 0	–
HSBC Bank USA.	17,485	(8,075)	– 0	–	– 0	–	9,410
JPMorgan Chase Bank, NA.	9,147	(2,900)	– 0	–	– 0	–	6,247
Morgan Stanley Capital Services LLC	32,974	(32,974)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	684,060	(458,986)	– 0	–	– 0	–	225,074
UBS AG	2,217,161	(7,675)	– 0	–	– 0	–	2,209,486

Total	$4,537,898	$(1,366,674)	$	– 0	–	$	– 0	–	$3,171,224	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA.	$422,720	$(422,720)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	137,466	(29,167)	– 0	–	– 0	–	108,299
Brown Brothers Harriman & Co.	870,462	(244,257)	– 0	–	– 0	–	626,205
Citibank, NA.	122,246	– 0	–	– 0	–	– 0	–	122,246
Deutsche Bank AG	40,324	(15,220)	– 0	–	– 0	–	25,104
Goldman Sachs Bank USA	2,870,084	(144,700)	– 0	–	– 0	–	2,725,384
HSBC Bank USA.	8,075	(8,075)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA.	2,900	(2,900)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	1,902,356	(32,974)	– 0	–	– 0	–	1,869,382
Royal Bank of Scotland PLC	458,986	(458,986)	– 0	–	– 0	–	– 0	–
UBS AG	7,675	(7,675)	– 0	–	– 0	–	– 0	–

Total	$6,843,294	$(1,366,674)	$	– 0	–	$	– 0	–	$5,476,620	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle,

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NOTES TO FINANCIAL STATEMENTS (continued)

in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2022 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$26,742	$4,066	$897

*	As of June 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Class A
Shares sold	73,360	129,188	$964,242	$1,581,524

Shares issued in reinvestment of dividends	374	3,463	5,089	42,317

Shares converted from Class C	– 0	–	5	– 0	–	70

Shares redeemed	(373,365)	(153,781)	(5,037,756)	(1,910,324)

Net decrease	(299,631)	(21,125)	$(4,068,425)	$(286,413)

Class C
Shares sold	5,847	5,673	$75,481	$69,799

Shares issued in reinvestment of dividends	– 0	–	126	– 0	–	1,528

Shares converted to Class A	– 0	–	(5)	– 0	–	(70)

Shares redeemed	(5,977)	(1,079)	(78,930)	(13,387)

Net increase (decrease)	(130)	4,715	$(3,449)	$57,870

Advisor Class
Shares sold	10,553,143	17,666,551	$140,219,714	$219,414,388

Shares issued in reinvestment of dividends	202,090	607,328	2,762,564	7,457,993

Shares redeemed	(8,452,761)	(8,755,623)	(110,494,887)	(110,394,619)

Net increase	2,302,472	9,518,256	$32,487,391	$116,477,762

Class Z
Shares sold	960	7,361	$13,178	$86,440

Shares issued in reinvestment of dividends	4	– 0	–	60	– 0	–

Shares redeemed	(701)	(7,288)	(9,593)	(84,705)

Net increase	263	73	$3,645	$1,735

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline,

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NOTES TO FINANCIAL STATEMENTS (continued)

sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve,

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NOTES TO FINANCIAL STATEMENTS (continued)

based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,484,498	$9,074,202

Total taxable distributions paid	$3,484,498	$9,074,202

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(18,791,824	)(a)
Other losses	(474,704	)(b)
Unrealized appreciation/(depreciation)	11,400,217	(c)

Total accumulated earnings/(deficit)	$(7,866,311)

(a)	As of June 30, 2022, the Fund had a net capital loss carryforward of $18,791,824.

(b)	As of June 30, 2022, the Fund had a qualified late-year ordinary loss deferral of $474,704.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund had a net short-term capital loss carryforward of $18,791,824, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on

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NOTES TO FINANCIAL STATEMENTS (continued)

Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.36	$ 11.05	$ 11.70	$ 12.04	$ 11.04

Income From Investment Operations

Net investment income(a)(b)	.21	.17	.25	.27	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.18)	2.33	(.74)	(.33)	.93

Net increase (decrease) in net asset value from operations	(1.97)	2.50	(.49)	(.06)	1.13

Less: Dividends and Distributions

Dividends from net investment income	(.03)	(.19)	(.16)	(.16)	(.07)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	(.06)

Total dividends and distributions	(.03)	(.19)	(.16)	(.28)	(.13)

Net asset value, end of period	$ 11.36	$ 13.36	$ 11.05	$ 11.70	$ 12.04

Total Return

Total investment return based on net asset value(c)	(14.79)%	22.81%	(4.33)%	(.28)%	10.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,062	$11,136	$9,439	$1,344	$460

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	.99%	1.04%	1.19%	1.20%	1.19%

Expenses, before waivers/reimbursements(d)†	.99%	1.04%	1.27%	1.51%	1.93%

Net investment income(b)	1.55%	1.39%	2.31%	2.38%	1.71%

Portfolio turnover rate	35%	35%	39%	51%	53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.20	$ 10.91	$ 11.60	$ 11.95	$ 11.01

Income From Investment Operations

Net investment income(a)(b)	.14	.09	.06	.18	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.18)	2.29	(.63)	(.32)	.93

Net increase (decrease) in net asset value from operations	(2.04)	2.38	(.57)	(.14)	1.03

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.09)	(.12)	(.09)	(.03)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	(.06)

Total dividends and distributions	– 0	–	(.09)	(.12)	(.21)	(.09)

Net asset value, end of period	$ 11.16	$ 13.20	$ 10.91	$ 11.60	$ 11.95

Total Return

Total investment return based on net asset value(c)	(15.45)%	21.89%	(5.01)%	(1.00)%	9.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$246	$292	$190	$218	$118

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	1.75%	1.79%	1.95%	1.95%	1.94%

Expenses, before waivers/reimbursements(d)†	1.76%	1.81%	2.00%	2.28%	2.68%

Net investment income(b)	1.06%	.73%	.55%	1.56%	.88%

Portfolio turnover rate	35%	35%	39%	51%	53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.46	$ 11.10	$ 11.74	$ 12.06	$ 11.06

Income From Investment Operations

Net investment income(a)(b)	.26	.21	.20	.32	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.22)	2.35	(.67)	(.34)	.90

Net increase (decrease) in net asset value from operations	(1.96)	2.56	(.47)	(.02)	1.15

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.20)	(.17)	(.18)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	(.06)

Total dividends and distributions	(.07)	(.20)	(.17)	(.30)	(.15)

Net asset value, end of period	$ 11.43	$ 13.46	$ 11.10	$ 11.74	$ 12.06

Total Return

Total investment return based on net asset value(c)	(14.66)%	23.26%	(4.14)%	.06%	10.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$584,252	$656,592	$436,143	$201,875	$76,473

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	.74%	.78%	.95%	.95%	.94%

Expenses, before waivers/reimbursements(d)†	.75%	.79%	.99%	1.26%	1.65%

Net investment income(b)	1.96%	1.70%	1.74%	2.80%	2.12%

Portfolio turnover rate	35%	35%	39%	51%	53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended June 30,		November 20, 2019(e) to June 30, 2020
	2022	2021

Net asset value, beginning of period	$ 13.45	$ 11.10	$ 12.09

Income From Investment Operations

Net investment income(a)(b)	.26	.16	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.21)	2.39	(.94)

Net increase (decrease) in net asset value from operations	(1.95)	2.55	(.82)

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.20)	(.17)

Net asset value, end of period	$ 11.43	$ 13.45	$ 11.10

Total Return

Total investment return based on net asset value(c)	(14.60)%	23.17%	(6.91)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13	$12	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	.74%	.79%	.93	%(f)

Expenses, before waivers/reimbursements(d)†	.74%	.80%	.97	%(f)

Net investment income(b)	1.93%	1.35%	1.76	%(f)

Portfolio turnover rate	35%	35%	39%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00	%(f)

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2018, such waiver amounted to 0.01%.

(e)	Commencement of distribution.

(f)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB International Strategic Core Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Strategic Core Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 26, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended June 30, 2022.

For corporate shareholders, 11.43% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended June 30, 2022, $1,719,152 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $20,154,184.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Kent W. Hargis(2), Vice President Sammy Suzuki(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Strategic Core Investment Team. Messrs. Hargis and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Erzan is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, Erzan co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2015)	Private Investor since prior to 2017. Former Chairman and CEO of DuPont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2015)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2015)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2015)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	73	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Kent W. Hargis 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017; Co-Chief Investment Officer – Strategic Core Equities since 2018.

Sammy Suzuki 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017; Co-Chief Investment Officer – Strategic Core Equities since 2018.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAl”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 59

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Strategic Core Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the

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exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

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services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 67

NOTES

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AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ISCP-0151-0622

JUN    06.30.22

ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 1

ANNUAL REPORT

August 9, 2022

This report provides management’s discussion of fund performance for the AB Select US Equity Portfolio for the annual reporting period ended June 30, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2022 (unaudited)

	6 Months	12 Months

AB SELECT US EQUITY PORTFOLIO[1]

Class A Shares	-17.08%	-8.03%

Class C Shares	-17.34%	-8.69%

Advisor Class Shares[2]	-16.97%	-7.82%

Class R Shares[2]	-17.19%	-8.32%

Class K Shares[2]	-17.12%	-8.15%

Class I Shares[2]	-17.01%	-7.82%

S&P 500 Index	-19.96%	-10.62%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended June 30, 2022, by 0.00% and 0.02%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2022.

During the 12-month period, all share classes outperformed the benchmark, before sales charges. Strong security selection within the industrials, health-care and technology sectors contributed, relative to the benchmark, while selection within utilities, consumer staples and communication services detracted. From a sector selection perspective, an overweight to energy, the Fund’s transactional cash balance, and an underweight to consumer discretionary contributed, while underweights to utilities, consumer staples and real estate detracted.

During the six-month period, all share classes outperformed the benchmark, before sales charges. Strong security selection within industrials, health care and consumer discretionary contributed to returns, while selection within the consumer-staples, utilities and financials sectors

2 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

detracted. From a sector selection perspective, an overweight to energy, the Fund’s transactional cash balance, and an underweight to consumer discretionary added to returns, while underweights to utilities, consumer staples and materials detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended June 30, 2022. Throughout the first half of the period, accommodative monetary policy underpinned an accelerating global economic recovery, which sent equity markets higher. Volatility increased as persistent inflation prompted the US Federal Reserve (the “Fed”) to take a hawkish pivot that raised expectations for an accelerated rate liftoff and led other central banks to tighten monetary policy. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s zero-COVID policy prompted new supply-chain concerns. The Fed raised interest rates three times during the second half of the period, including a 0.75% hike in June—its largest since 1994. The growing fear of recession led to sharp declines and periods of widespread volatility across equity markets. Fed Chair Powell’s acknowledgement that the path to a soft landing had narrowed weighed on global equity market sentiment. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractive risk-adjusted returns from a flexible approach unconstrained by investment style, with an intense focus on downside risk. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this policy, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

The Adviser selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have

(continued on next page)

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 3

strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also invest in securities of small-capitalization companies. The Fund may invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or financial-services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/30/2012 TO 6/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Select US Equity Portfolio Class A shares (from 6/30/2012 to 6/30/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-8.03%	-11.94%

5 Years	11.34%	10.38%

10 Years	12.46%	11.97%

CLASS C SHARES

1 Year	-8.69%	-9.41%

5 Years	10.51%	10.51%

10 Years[1]	11.62%	11.62%

ADVISOR CLASS SHARES[2]

1 Year	-7.82%	-7.82%

5 Years	11.61%	11.61%

10 Years	12.75%	12.75%

CLASS R SHARES[2]

1 Year	-8.32%	-8.32%

5 Years	11.02%	11.02%

10 Years	12.16%	12.16%

CLASS K SHARES[2]

1 Year	-8.15%	-8.15%

5 Years	11.27%	11.27%

10 Years	12.38%	12.38%

CLASS I SHARES[2]

1 Year	-7.82%	-7.82%

5 Years	11.62%	11.62%

10 Years	12.74%	12.74%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.51%, 2.27%, 1.26%, 1.88%, 1.69% and 1.26% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios to 2.26%, 1.80% and 1.55% for Class C, Class R and Class K shares, respectively. These waivers/reimbursements may not be terminated prior to October 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.94%

5 Years	10.38%

10 Years	11.97%

CLASS C SHARES

1 Year	-9.41%

5 Years	10.51%

10 Years[1]	11.62%

ADVISOR CLASS SHARES[2]

1 Year	-7.82%

5 Years	11.61%

10 Years	12.75%

CLASS R SHARES[2]

1 Year	-8.32%

5 Years	11.02%

10 Years	12.16%

CLASS K SHARES[2]

1 Year	-8.15%

5 Years	11.27%

10 Years	12.38%

CLASS I SHARES[2]

1 Year	-7.82%

5 Years	11.62%

10 Years	12.74%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$829.20	$6.62	1.46%
Hypothetical**	$1,000	$1,017.55	$7.30	1.46%
Class C
Actual	$1,000	$826.60	$10.05	2.22%
Hypothetical**	$1,000	$1,013.79	$11.08	2.22%
Advisor Class
Actual	$1,000	$830.30	$5.54	1.22%
Hypothetical**	$1,000	$1,018.74	$6.11	1.22%
Class R
Actual	$1,000	$828.10	$8.16	1.80%
Hypothetical**	$1,000	$1,015.87	$9.00	1.80%
Class K
Actual	$1,000	$828.80	$7.03	1.55%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%
Class I
Actual	$1,000	$829.90	$5.49	1.21%
Hypothetical**	$1,000	$1,018.79	$6.06	1.21%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $209.0

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Apple, Inc.	$11,793,877	5.6%

Microsoft Corp.	11,242,733	5.4

Berkshire Hathaway, Inc. – Class B	10,515,638	5.0

UnitedHealth Group, Inc.	8,531,394	4.1

Alphabet, Inc. – Class A	7,568,570	3.6

Fifth Third Bancorp	7,065,475	3.4

Honeywell International, Inc.	6,815,612	3.3

PNC Financial Services Group, Inc. (The)	6,536,884	3.1

Johnson & Johnson	6,456,749	3.1

Humana, Inc.	5,870,534	2.8

	$82,397,466	39.4%

1	All data are as of June 30, 2022. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

June 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.7%
Information Technology – 19.8%
Communications Equipment – 1.6%
F5, Inc.(a)	6,671	$1,020,930
Motorola Solutions, Inc.	10,569	2,215,262

		3,236,192

IT Services – 2.3%
Visa, Inc. – Class A	24,774	4,877,753

Semiconductors & Semiconductor Equipment – 3.3%
Advanced Micro Devices, Inc.(a)	14,336	1,096,274
Broadcom, Inc.	3,698	1,796,525
NVIDIA Corp.	8,393	1,272,295
NXP Semiconductors NV	6,625	980,699
QUALCOMM, Inc.	13,416	1,713,760

		6,859,553

Software – 7.0%
Adobe, Inc.(a)	3,349	1,225,935
Microsoft Corp.	43,775	11,242,733
Oracle Corp.	20,178	1,409,837
Salesforce, Inc.(a)	4,295	708,847

		14,587,352

Technology Hardware, Storage & Peripherals – 5.6%
Apple, Inc.	86,263	11,793,877

		41,354,727

Health Care – 17.6%
Health Care Equipment & Supplies – 1.0%
Abbott Laboratories	19,697	2,140,079

Health Care Providers & Services – 6.9%
Humana, Inc.	12,542	5,870,534
UnitedHealth Group, Inc.	16,610	8,531,394

		14,401,928

Life Sciences Tools & Services – 2.8%
Danaher Corp.	10,909	2,765,650
Thermo Fisher Scientific, Inc.	5,624	3,055,407

		5,821,057

Pharmaceuticals – 6.9%
Eli Lilly & Co.	6,776	2,196,982
Johnson & Johnson	36,374	6,456,749
Pfizer, Inc.	109,614	5,747,062

		14,400,793

		36,763,857

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 17.3%
Banks – 8.9%
Fifth Third Bancorp	210,282	$7,065,475
M&T Bank Corp.	7,737	1,233,201
PNC Financial Services Group, Inc. (The)	41,433	6,536,884
Wells Fargo & Co.	95,556	3,742,929

		18,578,489

Capital Markets – 2.8%
Charles Schwab Corp. (The)	50,493	3,190,148
Goldman Sachs Group, Inc. (The)	4,224	1,254,612
Jefferies Financial Group, Inc.	52,461	1,448,973

		5,893,733

Diversified Financial Services – 5.0%
Berkshire Hathaway, Inc. – Class B(a)	38,516	10,515,638

Insurance – 0.6%
Progressive Corp. (The)	9,965	1,158,631

		36,146,491

Industrials – 15.1%
Aerospace & Defense – 4.4%
Northrop Grumman Corp.	7,993	3,825,210
Raytheon Technologies Corp.	55,222	5,307,386

		9,132,596

Commercial Services & Supplies – 1.5%
Republic Services, Inc.	23,434	3,066,808

Industrial Conglomerates – 3.2%
Honeywell International, Inc.	39,213	6,815,612

Machinery – 0.9%
Deere & Co.	6,416	1,921,400

Professional Services – 0.8%
Jacobs Engineering Group, Inc.	13,599	1,728,841

Road & Rail – 4.3%
CSX Corp.	55,363	1,608,849
Norfolk Southern Corp.	16,610	3,775,287
Union Pacific Corp.	16,752	3,572,866

		8,957,002

		31,622,259

Communication Services – 7.3%
Diversified Telecommunication Services – 0.5%
Comcast Corp. – Class A	28,361	1,112,886

Entertainment – 0.4%
Walt Disney Co. (The)(a)	9,201	868,574

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Media & Services – 4.7%
Alphabet, Inc. – Class A(a)	3,473	$7,568,570
Meta Platforms, Inc. – Class A(a)	13,316	2,147,205

		9,715,775

Wireless Telecommunication Services – 1.7%
T-Mobile US, Inc.(a)	26,785	3,603,654

		15,300,889

Energy – 6.8%
Energy Equipment & Services – 0.7%
Schlumberger NV	40,521	1,449,031

Oil, Gas & Consumable Fuels – 6.1%
Chevron Corp.	12,047	1,744,165
EOG Resources, Inc.	32,903	3,633,807
EQT Corp.	37,976	1,306,374
Exxon Mobil Corp.	34,338	2,940,706
Pioneer Natural Resources Co.	13,694	3,054,858

		12,679,910

		14,128,941

Consumer Discretionary – 5.6%
Hotels, Restaurants & Leisure – 2.1%
Booking Holdings, Inc.(a)	922	1,612,569
McDonald’s Corp.	11,164	2,756,168

		4,368,737

Internet & Direct Marketing Retail – 2.0%
Amazon.com, Inc.(a)	38,316	4,069,542

Specialty Retail – 1.5%
Home Depot, Inc. (The)	9,240	2,534,255
Lowe’s Cos., Inc.	3,654	638,244

		3,172,499

		11,610,778

Consumer Staples – 4.5%
Beverages – 2.4%
PepsiCo, Inc.	30,610	5,101,463

Food & Staples Retailing – 0.7%
Costco Wholesale Corp.	2,954	1,415,793

Household Products – 1.4%
Procter & Gamble Co. (The)	20,095	2,889,460

		9,406,716

Utilities – 1.2%
Electric Utilities – 1.2%
NextEra Energy, Inc.	33,646	2,606,218

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Materials – 0.9%
Chemicals – 0.9%
FMC Corp.		17,054	$1,824,949

Real Estate – 0.6%
Equity Real Estate Investment Trusts (REITs) – 0.6%
SBA Communications Corp.		3,806	1,218,110

Total Common Stocks (cost $158,169,980)			201,983,935

SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.30%(b) (c) (d) (cost $6,756,877)		6,756,877	6,756,877

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman 0.52%, 07/01/2022	GBP	41	50,166
Citibank, London (0.78)%, 07/01/2022	EUR	35	36,660
Hong Kong & Shanghai Bank, Hong Kong 0.37%, 07/04/2022	HKD	153	19,477
Royal Bank of Canada, Toronto 0.51%, 07/04/2022	CAD	5	4,049
Sumitomo, Tokyo (0.36)%, 07/01/2022	JPY	1,520	11,201

Total Time Deposits (cost $121,553)			121,553

Total Short-Term Investments (cost $6,878,430)			6,878,430

Total Investments – 100.0% (cost $165,048,410)			208,862,365
Other assets less liabilities – 0.0%			102,173

Net Assets – 100.0%			$208,964,538

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

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PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

June 30, 2022

Assets
Investments in securities, at value Unaffiliated issuers (cost $158,291,533)	$202,105,488
Affiliated issuers (cost $6,756,877)	6,756,877
Cash	3
Receivable for investment securities sold	2,084,966
Receivable for capital stock sold	238,646
Unaffiliated dividends receivable	125,160
Affiliated dividends receivable	5,092

Total assets	211,316,232

Liabilities
Due to Custodian (includes foreign currency overdraft of $6 with a cost of $8)	6
Payable for investment securities purchased	1,465,965
Payable for capital stock redeemed	463,772
Advisory fee payable	176,996
Administrative fee payable	22,621
Distribution fee payable	10,926
Transfer Agent fee payable	2,647
Accrued expenses	208,761

Total liabilities	2,351,694

Net Assets	$208,964,538

Composition of Net Assets
Capital stock, at par	$1,266
Additional paid-in capital	163,253,343
Distributable earnings	45,709,929

$208,964,538

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$19,868,852	1,199,684	$16.56	*

C	$7,629,456	514,588	$14.83

Advisor	$176,305,263	10,625,123	$16.59

R	$131,994	8,330	$15.85

K	$1,311,972	80,615	$16.27

I	$3,717,001	227,283	$16.35

*	The maximum offering price per share for Class A shares was $17.30, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended June 30, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,661)	$3,424,078
Affiliated issuers	11,112
Securities lending income	776	$3,435,966

Expenses
Advisory fee (see Note B)	2,225,527
Distribution fee—Class A	52,532
Distribution fee—Class C	91,223
Distribution fee—Class R	223
Distribution fee—Class K	3,320
Transfer agency—Class A	4,929
Transfer agency—Class C	2,406
Transfer agency—Advisor Class	43,579
Transfer agency—Class R	104
Transfer agency—Class K	2,743
Transfer agency—Class I	1,337
Registration fees	99,643
Custody and accounting	98,252
Administrative	93,132
Audit and tax	56,062
Legal	39,196
Directors’ fees	20,665
Printing	15,819
Miscellaneous	12,298

Total expenses	2,862,990
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(5,935)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(27)

Net expenses		2,857,028

Net investment income		578,938

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		22,064,142
Foreign currency transactions		(29)
Net change in unrealized appreciation/depreciation on:
Investments		(41,341,231)
Foreign currency denominated assets and liabilities		(14,486)

Net loss on investment and foreign currency transactions		(19,291,604)

Net Decrease in Net Assets from Operations		$(18,712,666)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$578,938	$149,367
Net realized gain on investment and foreign currency transactions	22,064,113	42,295,447
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(41,355,717)	31,053,592

Net increase (decrease) in net assets from operations	(18,712,666)	73,498,406
Distributions to Shareholders
Class A	(4,092,213)	(426,922)
Class C	(1,967,369)	(293,236)
Advisor Class	(37,427,860)	(5,207,495)
Class R	(9,260)	(886)
Class K	(260,189)	(31,288)
Class I	(1,146,107)	(165,778)
Capital Stock Transactions
Net increase (decrease)	55,805,766	(48,672,280)

Total increase (decrease)	(7,809,898)	18,700,521
Net Assets
Beginning of period	216,774,436	198,073,915

End of period	$208,964,538	$216,774,436

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2022:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks^	$201,983,935		$	– 0	–	$	– 0	–	$201,983,935
Short-Term Investments:
Investment Companies	6,756,877			– 0	–		– 0	–	6,756,877
Time Deposits	– 0	–		121,553			– 0	–	121,553

Total Investments in Securities	208,740,812			121,553			– 0	–	208,862,365
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$208,740,812			$121,553		$	– 0	–	$208,862,365

^	See Portfolio of Investments for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

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NOTES TO FINANCIAL STATEMENTS (continued)

were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2022, such reimbursements/waivers amounted to $1,414. The Expense Caps may not be terminated before October 31, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2022, the reimbursement for such services amounted to $93,132.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking

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NOTES TO FINANCIAL STATEMENTS (continued)

services. Such compensation retained by ABIS amounted to $27,425 for the year ended June 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,372 from the sale of Class A shares and received $49 and $670 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2022, such waiver amounted to $4,521.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2022 is as follows:

Fund	Market Value 6/30/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$4,606		$100,509	$98,358	$6,757		$11
Government Money Market Portfolio*	– 0	–	7,621	7,621	– 0	–	0	**

Total					$6,757		$11

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing

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NOTES TO FINANCIAL STATEMENTS (continued)

fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. As of November 1, 2021, with respect to class R, payments to the Distributor are voluntarily being limited to .40% of the average net assets attributable to Class R. For the year ended June 30, 2022, such waiver amounted to $27. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $126,750, $0 and $3,204 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$433,517,957		$424,329,958
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$176,572,716

Gross unrealized appreciation	$47,924,440
Gross unrealized depreciation	(15,634,791)

Net unrealized appreciation	$32,289,649

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended June 30, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal

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NOTES TO FINANCIAL STATEMENTS (continued)

to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2022 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$770	$6	$0	**

*	As of June 30, 2022.

**	Amount is less than $1.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Class A
Shares sold	300,184	272,417	$5,933,192	$5,550,293

Shares issued in reinvestment of distributions	186,375	20,903	3,679,042	386,573

Shares converted from Class C	88,379	79,829	1,859,426	1,598,446

Shares redeemed	(221,004)	(249,849)	(4,359,660)	(5,002,941)

Net increase	353,934	123,300	$7,112,000	$2,532,371

Class C
Shares sold	125,190	51,700	$2,232,432	$975,350

Shares issued in reinvestment of distributions	99,213	15,009	1,761,040	256,807

Shares converted to Class A	(97,349)	(86,329)	(1,859,426)	(1,598,446)

Shares redeemed	(65,605)	(86,949)	(1,145,007)	(1,458,085)

Net increase (decrease)	61,449	(106,569)	$989,039	$(1,824,374)

Advisor Class
Shares sold	1,801,515	1,292,033	$33,926,672	$23,637,823

Shares issued in reinvestment of dividends and distributions	1,747,540	267,344	34,513,913	4,935,169

Shares redeemed	(1,069,684)	(4,091,506)	(21,023,894)	(77,467,354)

Net increase (decrease)	2,479,371	(2,532,129)	$47,416,691	$(48,894,362)

Class R
Shares sold	7,334	1,044	$116,360	$19,173

Shares issued in reinvestment of distributions	375	15	7,091	277

Shares redeemed	(1,866)	(13)	(34,548)	(244)

Net increase	5,843	1,046	$88,903	$19,206

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Class K
Shares sold	22,657	42,815	$423,057	$789,404

Shares issued in reinvestment of distributions	13,405	1,714	260,187	31,287

Shares redeemed	(19,198)	(45,078)	(408,246)	(825,968)

Net increase (decrease)	16,864	(549)	$274,998	$(5,277)

Class I
Shares sold	2,507	10	$45,558	$187

Shares issued in reinvestment of dividends and distributions	58,865	9,084	1,146,105	165,778

Shares redeemed	(76,200)	(32,483)	(1,267,528)	(665,809)

Net decrease	(14,828)	(23,389)	$(75,865)	$(499,844)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction

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NOTES TO FINANCIAL STATEMENTS (continued)

costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$21,460,603	$3,316,984
Net long-term capital gains	23,442,395	2,808,621

Total taxable distributions paid	$44,902,998	$6,125,605

34 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$468,507
Undistributed capital gains	12,967,031
Unrealized appreciation/(depreciation)	32,274,391	(a)

Total accumulated earnings/(deficit)	$45,709,929

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 35

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.32	$ 16.19	$ 16.81	$ 17.15	$ 16.54

Income From Investment Operations

Net investment income (loss)(a)(b)	.02	(.03)	.05	.05	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.06)	6.76	.68	1.32	2.39

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.04)	6.73	.73	1.37	2.44

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.07)	(.05)	(.03)

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)

Total dividends and distributions	(4.72)	(.60)	(1.35)	(1.71)	(1.83)

Net asset value, end of period	$ 16.56	$ 22.32	$ 16.19	$ 16.81	$ 17.15

Total Return

Total investment return based on net asset value(d)*	(8.03)%	42.31%	4.18%	9.08%	15.03%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,869	$18,875	$11,699	$10,765	$12,060

Ratio to average net assets of:

Expenses, net of waivers/reimbursements† .	1.47%	1.51%	1.53%	1.50%	1.45%

Expenses, before waivers/reimbursements† .	1.47%	1.51%	1.53%	1.50%	1.46%

Net investment income (loss)(b)	.08%	(.13)%	.28%	.28%	.31%

Portfolio turnover rate	197%	148%	183%	209%	236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.02%	.02%

See footnote summary on page 42.

36 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 20.57	$ 15.07	$ 15.78	$ 16.28	$ 15.87

Income From Investment Operations

Net investment loss(a)(b)	(.13)	(.16)	(.07)	(.07)	(.07)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.89)	6.26	.64	1.23	2.28

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.02)	6.10	.57	1.16	2.21

Less: Dividends and Distributions

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)

Net asset value, end of period	$ 14.83	$ 20.57	$ 15.07	$ 15.78	$ 16.28

Total Return

Total investment return based on net asset value(d)*	(8.69)%	41.25%	3.36%	8.27%	14.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,629	$9,319	$8,437	$11,463	$12,825

Ratio to average net assets of:

Expenses, net of waivers/reimbursements† .	2.22%	2.26%	2.27%	2.25%	2.21%

Expenses, before waivers/reimbursements† .	2.22%	2.27%	2.28%	2.25%	2.21%

Net investment loss(b)	(.68)%	(.88)%	(.45)%	(.47)%	(.45)%

Portfolio turnover rate	197%	148%	183%	209%	236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.02%	.02%

See footnote summary on page 42.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.32	$ 16.17	$ 16.78	$ 17.14	$ 16.53

Income From Investment Operations

Net investment income(a)(b)	.07	.03	.09	.09	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.07)	6.74	.69	1.31	2.38

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.00)	6.77	.78	1.40	2.48

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.02)	(.11)	(.10)	(.07)

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)

Total dividends and distributions	(4.73)	(.62)	(1.39)	(1.76)	(1.87)

Net asset value, end of period	$ 16.59	$ 22.32	$ 16.17	$ 16.78	$ 17.14

Total Return

Total investment return based on net asset value(d),*	(7.82)%	42.63%	4.44%	9.34%	15.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$176,306	$181,782	$172,643	$196,566	$186,570

Ratio to average net assets of:

Expenses, net of waivers/reimbursements† .	1.22%	1.26%	1.27%	1.25%	1.20%

Expenses, before waivers/reimbursements† .	1.22%	1.26%	1.27%	1.25%	1.21%

Net investment income(b)	.33%	.13%	.54%	.53%	.56%

Portfolio turnover rate	197%	148%	183%	209%	236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.02%	.02%

See footnote summary on page 42.

38 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 21.60	$ 15.73	$ 16.37	$ 16.76	$ 16.22

Income From Investment Operations

Net investment income (loss)(a)(b)	(.05)	(.08)	.00	(c)	(.00	)(c)	.00	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.98)	6.55	.67	1.28	2.34

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.03)	6.47	.67	1.28	2.34

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.03)	(.01)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)

Total dividends and distributions	(4.72)	(.60)	(1.31)	(1.67)	(1.80)

Net asset value, end of period	$ 15.85	$ 21.60	$ 15.73	$ 16.37	$ 16.76

Total Return

Total investment return based on net asset value(d)*	(8.32)%	41.95%	3.87%	8.77%	14.71%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$132	$54	$23	$19	$17

Ratio to average net assets of:

Expenses, net of waivers/reimbursements† .	1.80%	1.80%	1.80%	1.78%	1.76%

Expenses, before waivers/reimbursements† .	1.97%	1.88%	1.86%	1.78%	1.76%

Net investment income (loss)(b)	(.26)%	(.43)%	.01%	(.02)%	.01%

Portfolio turnover rate	197%	148%	183%	209%	236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.02%	.02%

See footnote summary on page 42.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 22.02		$ 15.99		$ 16.59	$ 16.92		$ 16.33

Income From Investment Operations

Net investment income (loss)(a)(b)	(.00	)(c)	(.03)		.04	.03		.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)		6.66		.68	1.30		2.35

Contributions from Affiliates	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.03)		6.63		.72	1.33		2.39

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(4.72)		(.60)		(1.28)	(1.66)		(1.80)

Total dividends and distributions	(4.72)		(.60)		(1.32)	(1.66)		(1.80)

Net asset value, end of period	$ 16.27		$ 22.02		$ 15.99	$ 16.59		$ 16.92

Total Return

Total investment return based on net asset value(d)*	(8.15)%		42.28%		4.16%	8.99%		14.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,312		$1,404		$1,028	$875		$2,806

Ratio to average net assets of:

Expenses, net of waivers/reimbursements† .	1.55%		1.55%		1.55%	1.55%		1.54%

Expenses, before waivers/reimbursements† .	1.65%		1.69%		1.70%	1.66%		1.63%

Net investment income (loss)(b)	(.00	)%(c)	(.17)%		.26%	.18%		.22%

Portfolio turnover rate	197%		148%		183%	209%		236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%		.00%		.00%	.02%		.02%

See footnote summary on page 42.

40 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.06	$ 15.99	$ 16.60	$ 16.97	$ 16.38

Income From Investment Operations

Net investment income(a)(b)	.06	.02	.09	.09	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)	6.67	.68	1.30	2.36

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.98)	6.69	.77	1.39	2.46

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.02)	(.10)	(.10)	(.07)

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)

Total dividends and distributions	(4.73)	(.62)	(1.38)	(1.76)	(1.87)

Net asset value, end of period	$ 16.35	$ 22.06	$ 15.99	$ 16.60	$ 16.97

Total Return

Total investment return based on net asset value(d)*	(7.82)%	42.62%	4.45%	9.38%	15.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,717	$5,340	$4,244	$5,401	$39,104

Ratio to average net assets of:

Expenses, net of waivers/reimbursements† .	1.21%	1.26%	1.26%	1.23%	1.21%

Expenses, before waivers/reimbursements† .	1.22%	1.26%	1.27%	1.24%	1.22%

Net investment income(b)	.32%	.13%	.56%	.55%	.57%

Portfolio turnover rate	197%	148%	183%	209%	236%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.02%	.02%

See footnote summary on page 42.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

*

Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended June 30, 2022, June 30, 2020 and June 30, 2018 by 0.02%, 0.03% and 0.02%, respectively.

See notes to financial statements.

42 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Select US Equity Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Select US Equity Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 26, 2022

44 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2022. For corporate shareholders, 35.88% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 35.23% of dividends paid as qualified dividend income. The Fund designates $23,442,395 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 45

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

46 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Erzan is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, Erzan co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	73	None

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,# Chairman of the Board 80 (2011)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

48 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,# 78 (2011)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 74 (2011)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,# 70 (2020)	Chief Executive Officer of PetCareRx (ecommerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 70 (2011)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Kurt A. Feuerman 66	Vice President	Senior Vice President and Chief Investment Officer – Select US Equity Portfolios of the Adviser**, with which he has been associated since prior to 2017.

Anthony Nappo 50	Vice President	Senior Vice President, and Co-Chief Investment Officer – Select US Equity Portfolios of the Adviser**, since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 55

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Equity Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 57

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 59

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted

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that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints, and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 63

NOTES

64 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUE-0151-0622

JUN    06.30.22

ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Long/Short Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 1

ANNUAL REPORT

August 9, 2022

This report provides management’s discussion of fund performance for the AB Select US Long/Short Portfolio for the annual reporting period ended June 30, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2022 (unaudited)

	6 Months	12 Months

AB SELECT US LONG/SHORT PORTFOLIO

Class A Shares	-10.21%	-4.49%

Class C Shares	-10.55%	-5.18%

Advisor Class Shares[1]	-10.05%	-4.24%

Class R Shares[1]	-10.31%	-4.76%

Class K Shares[1]	-10.05%	-4.20%

Class I Shares[1]	-10.08%	-4.22%

S&P 500 Index	-19.96%	-10.62%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2022.

During the 12-month period, all share classes outperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 47% to 68%, ending the period at 47%. The Fund’s below-market exposure led to outperformance, relative to the fully invested benchmark. Security selection within both the Fund’s long and short holdings contributed to absolute returns. Within the Fund’s long holdings, security selection within the energy, health-care and industrials sectors contributed, while selection within communication services, consumer discretionary and technology detracted. Within the Fund’s short holdings selection within consumer discretionary, financials and technology contributed, while selection within health care and industrials detracted.

During the six-month period, all share classes outperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 47% to 51%, ending the period at 47%. The Fund’s below-market

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exposure led to outperformance, relative to the fully invested benchmark. Security selection within the Fund’s long and short holdings contributed to absolute returns. Within the Fund’s long holdings, security selection within the energy, health-care and industrials sectors contributed, while selection within technology, consumer discretionary and communication services detracted. Within the Fund’s short holdings, selection within consumer discretionary, financials and real estate added to returns, while selection within health care and industrials detracted.

The Fund utilized derivatives in the form of futures for hedging purposes, which added to absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended June 30, 2022. Throughout the first half of the period, accommodative monetary policy underpinned an accelerating global economic recovery, which sent equity markets higher. Volatility increased as persistent inflation prompted the US Federal Reserve (the “Fed”) to take a hawkish pivot that raised expectations for an accelerated rate liftoff and led other central banks to tighten monetary policy. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s zero-COVID policy prompted new supply-chain concerns. The Fed raised interest rates three times during the second half of the period, including a 0.75% hike in June—its largest since 1994. The growing fear of recession led to sharp declines and periods of widespread volatility across equity markets. Fed Chair Powell’s acknowledgement that the path to a soft landing had narrowed weighed on global equity market sentiment. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on absolute returns, using a flexible approach to participate in market upside while seeking to mitigate the downside. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

(continued on next page)

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 3

The Adviser selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with

(continued on next page)

4 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-US companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected

6 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/12/20121 TO 6/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Select US Long/Short Portfolio Class A shares (from 12/12/20121 to 6/30/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/12/2012.

8 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE RETURNS AS OF JUNE 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.49%	-8.54%

5 Years	7.47%	6.53%

Since Inception[1]	7.09%	6.61%

CLASS C SHARES

1 Year	-5.18%	-6.02%

5 Years	6.66%	6.66%

Since Inception[1,2]	6.30%	6.30%

ADVISOR CLASS SHARES[3]

1 Year	-4.24%	-4.24%

5 Years	7.74%	7.74%

Since Inception[1]	7.36%	7.36%

CLASS R SHARES[3]

1 Year	-4.76%	-4.76%

5 Years	7.18%	7.18%

Since Inception[1]	6.81%	6.81%

CLASS K SHARES[3]

1 Year	-4.20%	-4.20%

5 Years	7.53%	7.53%

Since Inception[1]	7.12%	7.12%

CLASS I SHARES[3]

1 Year	-4.22%	-4.22%

5 Years	7.78%	7.78%

Since Inception[1]	7.40%	7.40%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.90%, 2.65%, 1.65%, 2.20%, 1.87% and 1.64% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/12/2012.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-8.54%

5 Years	6.53%

Since Inception[1]	6.61%

CLASS C SHARES

1 Year	-6.02%

5 Years	6.66%

Since Inception[1,2]	6.30%

ADVISOR CLASS SHARES[3]

1 Year	-4.24%

5 Years	7.74%

Since Inception[1]	7.36%

CLASS R SHARES[3]

1 Year	-4.76%

5 Years	7.18%

Since Inception[1]	6.81%

CLASS K SHARES[3]

1 Year	-4.20%

5 Years	7.53%

Since Inception[1]	7.12%

CLASS I SHARES[3]

1 Year	-4.22%

5 Years	7.78%

Since Inception[1]	7.40%

1	Inception date: 12/12/2012.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$897.90	$8.61	1.83%	$8.80	1.87%
Hypothetical**	$1,000	$1,015.72	$9.15	1.83%	$9.35	1.87%
Class C
Actual	$1,000	$894.50	$12.12	2.58%	$12.31	2.62%
Hypothetical**	$1,000	$1,012.00	$12.87	2.58%	$13.07	2.62%
Advisor Class
Actual	$1,000	$899.50	$7.44	1.58%	$7.63	1.62%
Hypothetical**	$1,000	$1,016.96	$7.90	1.58%	$8.10	1.62%
Class R
Actual	$1,000	$896.90	$10.02	2.13%	$10.21	2.17%
Hypothetical**	$1,000	$1,014.23	$10.64	2.13%	$10.84	2.17%
Class K
Actual	$1,000	$899.50	$7.21	1.53%	$7.39	1.57%
Hypothetical**	$1,000	$1,017.21	$7.65	1.53%	$7.85	1.57%
Class I
Actual	$1,000	$899.20	$7.20	1.53%	$7.39	1.57%
Hypothetical**	$1,000	$1,017.21	$7.65	1.53%	$7.85	1.57%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

June 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,704.4

SECTOR BREAKDOWN1

	Long	Short

Communication Services	3.9%	-0.1%

Consumer Discretionary	2.8	-0.2

Consumer Staples	2.4	—

Energy	3.4	—

Financials	8.5	-0.2

Health Care	8.7	-0.1

Industrials	8.0	-0.0

Information Technology	9.8	-0.1

Materials	0.4	—

Real Estate	0.3	-0.1

Utilities	0.6	—

TEN LARGEST HOLDINGS1

Long		Short
Company		Company

Apple, Inc.	2.8%	T Rowe Price Group, Inc.	-0.1%

Microsoft Corp.	2.7	Hudson Pacific Properties, Inc.	-0.1

Berkshire Hathaway, Inc. – Class B	2.5	Airbnb, Inc. – Class A	-0.1

UnitedHealth Group, Inc.	2.0	Cognizant Technology Solutions Corp. – Class A	-0.1

Alphabet, Inc. – Class A	1.8	DraftKings, Inc. – Class A	-0.1

Fifth Third Bancorp	1.7	Membership Collective Group, Inc. – Class A	-0.1

Honeywell International, Inc.	1.6	Laboratory Corp. of America Holdings	-0.1

PNC Financial Services Group, Inc. (The)	1.5	SoFi Technologies, Inc.	-0.1

Johnson & Johnson	1.5	Lemonade, Inc.	-0.0

Humana, Inc.	1.4	AMC Entertainment Holdings, Inc. – Class A	-0.0

1	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 48.8%
Information Technology – 9.8%
Communications Equipment – 0.8%
F5, Inc.(a)	26,812	$4,103,309
Motorola Solutions, Inc.	42,534	8,915,126

		13,018,435

IT Services – 1.2%
Stripe, Inc.(a)(b)(c)	24,598	816,531
Visa, Inc. – Class A	99,709	19,631,705

		20,448,236

Semiconductors & Semiconductor Equipment – 1.6%
Advanced Micro Devices, Inc.(a)	57,647	4,408,266
Broadcom, Inc.	14,856	7,217,193
NVIDIA Corp.	33,775	5,119,952
NXP Semiconductors NV	26,686	3,950,329
QUALCOMM, Inc.	53,895	6,884,547

		27,580,287

Software – 3.4%
Adobe, Inc.(a)	13,489	4,937,783
Microsoft Corp.	176,138	45,237,523
Oracle Corp.	81,170	5,671,348
Salesforce, Inc.(a)	17,261	2,848,755

		58,695,409

Technology Hardware, Storage & Peripherals – 2.8%
Apple, Inc.(d)	347,012	47,443,481

		167,185,848

Health Care – 8.7%
Health Care Equipment & Supplies – 0.5%
Abbott Laboratories	79,176	8,602,472

Health Care Providers & Services – 3.4%
Humana, Inc.	50,439	23,608,983
UnitedHealth Group, Inc.	66,864	34,343,356

		57,952,339

Life Sciences Tools & Services – 1.4%
Danaher Corp.	43,888	11,126,486
Thermo Fisher Scientific, Inc.	22,649	12,304,749

		23,431,235

Pharmaceuticals – 3.4%
Eli Lilly & Co.	27,231	8,829,107
Johnson & Johnson	146,357	25,979,831
Pfizer, Inc.	440,945	23,118,747

		57,927,685

		147,913,731

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 8.5%
Banks – 4.4%
Fifth Third Bancorp	845,810	$28,419,216
M&T Bank Corp.	31,090	4,955,435
PNC Financial Services Group, Inc. (The)	166,665	26,294,737
Wells Fargo & Co.	384,473	15,059,808

		74,729,196

Capital Markets – 1.4%
Charles Schwab Corp. (The)	203,113	12,832,680
Goldman Sachs Group, Inc. (The)	17,014	5,053,498
Jefferies Financial Group, Inc.	211,308	5,836,327

		23,722,505

Diversified Financial Services – 2.5%
Berkshire Hathaway, Inc. – Class B(a)(d)	154,956	42,306,087

Insurance – 0.2%
Progressive Corp. (The)	40,101	4,662,543

		145,420,331

Industrials – 8.0%
Aerospace & Defense – 2.3%
Howmet Aerospace, Inc.	89,627	2,818,769
Northrop Grumman Corp.	32,162	15,391,769
Raytheon Technologies Corp.	222,157	21,351,509

		39,562,047

Commercial Services & Supplies – 0.7%
Republic Services, Inc. – Class A	94,265	12,336,461

Construction & Engineering – 0.2%
WillScot Mobile Mini Holdings Corp.(a)	75,492	2,447,451

Industrial Conglomerates – 1.6%
Honeywell International, Inc.	157,619	27,395,758

Machinery – 0.5%
Deere & Co.	25,820	7,732,315

Professional Services – 0.4%
Jacobs Engineering Group, Inc.	54,679	6,951,341

Road & Rail – 2.3%
Canadian Pacific Railway Ltd.	44,665	3,119,404
CSX Corp.(d)	222,669	6,470,761
Norfolk Southern Corp.	66,871	15,199,109
Union Pacific Corp.	67,379	14,370,593

		39,159,867

		135,585,240

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 3.9%
Diversified Telecommunication Services – 0.3%
Comcast Corp. – Class A	114,046	$4,475,165

Entertainment – 0.5%
Epic Games, Inc.(a)(b)(c)	5,074	5,371,717
Walt Disney Co. (The)(a)	37,026	3,495,254

		8,866,971

Interactive Media & Services – 2.3%
Alphabet, Inc. – Class A(a)	13,980	30,466,055
Meta Platforms, Inc. – Class A(a)	53,623	8,646,709

		39,112,764

Wireless Telecommunication Services – 0.8%
T-Mobile US, Inc.(a)	107,805	14,504,085

		66,958,985

Energy – 3.4%
Energy Equipment & Services – 0.4%
Schlumberger NV	163,220	5,836,747

Oil, Gas & Consumable Fuels – 3.0%
Chevron Corp.	48,524	7,025,305
EOG Resources, Inc.(d)	132,448	14,627,557
EQT Corp.	152,791	5,256,010
Exxon Mobil Corp.	138,205	11,835,876
Pioneer Natural Resources Co.	55,147	12,302,193

		51,046,941

		56,883,688

Consumer Discretionary – 2.8%
Hotels, Restaurants & Leisure – 1.0%
Booking Holdings, Inc.(a)	3,723	6,511,490
McDonald’s Corp.	44,871	11,077,752

		17,589,242

Internet & Direct Marketing Retail – 1.0%
Amazon.com, Inc.(a)	154,130	16,370,147

Specialty Retail – 0.8%
Home Depot, Inc. (The)	37,150	10,189,131
Lowe’s Cos., Inc.	14,730	2,572,889

		12,762,020

		46,721,409

Consumer Staples – 2.4%
Beverages – 1.2%
PepsiCo, Inc.	122,999	20,499,013

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.5%
Albertsons Cos., Inc. – Class A	137,806	$3,682,176
Costco Wholesale Corp.	11,895	5,701,036

		9,383,212

Household Products – 0.7%
Procter & Gamble Co. (The)	80,769	11,613,775

		41,496,000

Utilities – 0.6%
Electric Utilities – 0.6%
NextEra Energy, Inc.	135,389	10,487,232

Materials – 0.4%
Chemicals – 0.4%
FMC Corp.	68,594	7,340,244

Real Estate – 0.3%
Equity Real Estate Investment Trusts (REITs) – 0.3%
SBA Communications Corp.	15,348	4,912,127

Total Common Stocks (cost $887,486,723)		830,904,835

WARRANTS – 0.0%
Financials – 0.0%
Capital Markets – 0.0%
Pershing Square Tontine Holdings Ltd. –Class A, expiring 07/24/2025(a) (cost $52,400)	9,228	3,969

SHORT-TERM INVESTMENTS – 51.6%
Investment Companies – 51.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.30%(e)(f)(g) (cost $871,948,427)	871,948,427	871,948,427

	Principal Amount (000)
U.S. Treasury Bills – 0.4%
United States – 0.4%
U.S. Treasury Bill Zero Coupon, 08/11/2022 (cost $6,992,865)	$7,000	6,989,158

Total Short-Term Investments (cost $878,941,292)		878,937,585

Total Investments Before Securities Sold Short – 100.4% (cost $1,766,480,415)		1,709,846,389

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SECURITIES SOLD SHORT – (0.8)%
COMMON STOCKS – (0.8)%
Financials – (0.2)%
Capital Markets – (0.1)%
T Rowe Price Group, Inc.	(16,794)	$(1,907,966)

Consumer Finance – (0.1)%
SoFi Technologies, Inc.(a)	(162,411)	(855,906)
Upstart Holdings, Inc.(a)	(16,630)	(525,841)

		(1,381,747)

Insurance – (0.0)%
Lemonade, Inc.(a)	(43,685)	(797,688)

		(4,087,401)

Consumer Discretionary – (0.2)%
Hotels, Restaurants & Leisure – (0.2)%
Airbnb, Inc. – Class A(a)	(10,970)	(977,208)
DraftKings, Inc. – Class A(a)	(81,451)	(950,533)
Membership Collective Group, Inc. – Class A(a)	(142,248)	(921,767)

		(2,849,508)

Internet & Direct Marketing Retail – (0.0)%
DoorDash, Inc. – Class A(a)	(3,796)	(243,589)

Textiles, Apparel & Luxury Goods – (0.0)%
Rent the Runway, Inc. – Class A(a)	(161,766)	(496,622)

		(3,589,719)

Real Estate – (0.1)%
Equity Real Estate Investment Trusts (REITs) – (0.1)%
Acadia Realty Trust	(13,011)	(203,232)
Agree Realty Corp.	(2,469)	(178,089)
Chatham Lodging Trust(a)	(20,087)	(209,909)
Hudson Pacific Properties, Inc.	(77,699)	(1,153,053)

		(1,744,283)

Health Care – (0.1)%
Health Care Equipment & Supplies – (0.0)%
Stryker Corp.	(737)	(146,611)

Health Care Providers & Services – (0.1)%
Laboratory Corp. of America Holdings	(3,870)	(906,973)

Life Sciences Tools & Services – (0.0)%
IQVIA Holdings, Inc.(a)	(2,912)	(631,875)

		(1,685,459)

18 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Information Technology – (0.1)%
IT Services – (0.1)%
Cognizant Technology Solutions Corp. – Class A	(14,301)	$(965,175)

Communication Services – (0.1)%
Entertainment – (0.1)%
AMC Entertainment Holdings, Inc. – Class A(a)	(57,423)	(778,082)

Industrials – (0.0)%
Machinery – (0.0)%
Snap-on, Inc.	(737)	(145,211)

Total Securities Sold Short (proceeds $14,471,209)		(12,995,330)

Total Investments, Net of Securities Sold Short – 99.6% (cost $1,752,009,206)		1,696,851,059
Other assets less liabilities – 0.4%		7,500,300

Net Assets – 100.0%		$1,704,351,359

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
S&P 500 E-Mini Futures	111	September 2022	$ 21,031,725	$274,512

(a)	Non-income producing security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Position, or a portion thereof, has been segregated to collateralize short sales.

(e)	Affiliated investments.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

June 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $894,531,988)	$837,897,962
Affiliated issuers (cost $871,948,427)	871,948,427
Cash collateral due from broker	3,496,500
Foreign currencies, at value (cost $1,020,401)	923,097
Deposit at broker for securities sold short	18,331,369
Receivable for investment securities sold	12,929,767
Receivable for capital stock sold	5,350,916
Affiliated dividends receivable	736,583
Unaffiliated dividends receivable	490,282
Receivable for variation margin on futures	178,730

Total assets	1,752,283,633

Liabilities
Due to custodian	262,000
Payable for investment securities purchased	30,949,925
Payable for securities sold short, at value (proceeds received $14,471,209)	12,995,330
Advisory fee payable	2,055,446
Payable for capital stock redeemed	1,198,284
Distribution fee payable	63,156
Administrative fee payable	22,932
Transfer Agent fee payable	16,606
Foreign capital gains tax payable	11,792
Dividend expense payable	3,432
Accrued expenses	353,371

Total liabilities	47,932,274

Net Assets	$1,704,351,359

Composition of Net Assets
Capital stock, at par	$13,120
Additional paid-in capital	1,745,235,575
Accumulated loss	(40,897,336)

Net Assets	$1,704,351,359

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$118,589,799	9,358,559	$12.67	*

C	$44,731,676	3,878,763	$11.53

Advisor	$1,506,544,498	115,334,600	$13.06

R	$295,429	24,081	$12.27

K	$12,716	1,000.66	$12.71

I	$34,177,241	2,606,827	$13.11

*	The maximum offering price per share for Class A shares was $13.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended June 30, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $25,998)	$15,577,030
Affiliated issuers	1,447,032
Securities lending income	38,599	$17,062,661

Expenses
Advisory fee (see Note B)	24,242,997
Distribution fee—Class A	301,803
Distribution fee—Class C	553,069
Distribution fee—Class R	1,536
Distribution fee—Class K	36
Transfer agency—Class A	74,353
Transfer agency—Class C	33,679
Transfer agency—Advisor Class	868,401
Transfer agency—Class R	428
Transfer agency—Class K	7
Transfer agency—Class I	9,500
Registration fees	184,829
Custody and accounting	153,349
Administrative	95,792
Printing	69,438
Audit and tax	60,256
Legal	43,313
Directors’ fees	37,488
Miscellaneous	71,116

Total operating expenses (see Note B)	26,801,390
Dividend expense on securities sold short and interest expense	91,843
Broker fee on securities sold short	28,484

Total expenses	26,921,717
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(468,430)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(30)

Net expenses		26,453,257

Net investment loss		(9,390,596)

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 21

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$99,461,108
Securities sold short	2,091,700
Futures	(662,743)
Foreign currency transactions	(30,280)
Net change in unrealized appreciation/depreciation of:
Investments	(180,770,961)
Securities sold short	2,083,124
Futures	1,011,283
Foreign currency denominated assets and liabilities	(100,330)

Net loss on investment and foreign currency transactions	(76,917,099)

Contributions from Affiliates (see Note B)	6,170

Net Decrease in Net Assets from Operations	$(86,301,525)

(a)	Net of foreign realized capital gains taxes of $43,895.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(9,390,596)	$(8,746,666)
Net realized gain on investment and foreign currency transactions	100,859,785	205,048,510
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(177,776,884)	72,810,529
Contributions from Affiliates (see Note B)	6,170	20,023

Net increase (decrease) in net assets from operations	(86,301,525)	269,132,396
Distributions to Shareholders
Class A	(13,638,795)	(3,987,292)
Class C	(6,975,453)	(2,763,145)
Advisor Class	(149,689,082)	(41,936,613)
Class R	(35,584)	(11,930)
Class K	(1,738)	(595)
Class I	(4,234,326)	(773,878)
Capital Stock Transactions
Net increase	552,601,106	151,025,466

Total increase	291,724,603	370,684,409
Net Assets
Beginning of period	1,412,626,756	1,041,942,347

End of period	$1,704,351,359	$1,412,626,756

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

26 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2022:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Information Technology	$166,369,317	$	– 0	–	$816,531	$167,185,848
Health Care	147,913,731	– 0	–	– 0	–	147,913,731
Financials	145,420,331	– 0	–	– 0	–	145,420,331
Industrials	135,585,240	– 0	–	– 0	–	135,585,240
Communication Services	61,587,268	– 0	–	5,371,717	66,958,985
Energy	56,883,688	– 0	–	– 0	–	56,883,688
Consumer Discretionary	46,721,409	– 0	–	– 0	–	46,721,409
Consumer Staples	41,496,000	– 0	–	– 0	–	41,496,000
Utilities	10,487,232	– 0	–	– 0	–	10,487,232
Materials	7,340,244	– 0	–	– 0	–	7,340,244
Real Estate	4,912,127	– 0	–	– 0	–	4,912,127
Warrants	3,969	– 0	–	– 0	–	3,969
Short-Term Investments:
Investment Companies	871,948,427	– 0	–	– 0	–	871,948,427
U.S. Treasury Bills	– 0	–	6,989,158	– 0	–	6,989,158
Liabilities:
Common Stocks:
Financials	(4,087,401)	– 0	–	– 0	–	(4,087,401)
Consumer Discretionary	(3,589,719)	– 0	–	– 0	–	(3,589,719)
Real Estate	(1,744,283)	– 0	–	– 0	–	(1,744,283)
Health Care	(1,685,459)	– 0	–	– 0	–	(1,685,459)
Information Technology	(965,175)	– 0	–	– 0	–	(965,175)
Communication Services	(778,082)	– 0	–	– 0	–	(778,082)
Industrials	(145,211)	– 0	–	– 0	–	(145,211)

Total Investments in Securities	1,683,673,653	6,989,158	6,188,248	1,696,851,059

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(a):
Assets:
Futures	$274,512		$	– 0	–	$	– 0	–	$274,512	(b)
Liabilities	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,683,948,165			$6,989,158			$6,188,248		$1,697,125,571

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the first $2.5 billion and 1.475% thereafter of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding dividend expense, borrowing costs and brokerage expense on securities sold short) on an

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

annual basis (the “Expense Caps”) to 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2022, such reimbursements/waivers amounted to $91. The Expense Caps may not be terminated by the Adviser before October 31, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2022, the reimbursement for such services amounted to $95,792.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $234,895 for the year ended June 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $11,971 from the sale of Class A shares and received $0 and $5,045 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2022, such waiver amounted to $468,335.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2022 is as follows:

Fund	Market Value 6/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$408,365	$1,361,850	$898,267	$871,948		$1,447
Government Money Market Portfolio*	5,144	26,405	31,549	– 0	–	0	**

Total				$871,948		$1,447

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended June 30, 2022, the Adviser reimbursed the Fund $6,170 for trading losses incurred due to a pricing error. During the year ended June 30, 2021, the Adviser reimbursed the Fund $20,023 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. As of September 1, 2021, with respect to Class K shares, payments to the Distributor are voluntarily being limited to 0% of the average daily net assets attributable to Class K shares. For the year ended June 30, 2022, such waivers amounted to $30. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,670,413, $8,114 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect,

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NOTES TO FINANCIAL STATEMENTS (continued)

the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2022, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$2,384,778,343	$2,452,629,146	$38,032,240	$22,721,741

There were no purchases or sales of U.S. government and government agency obligations for the year ended June 30, 2022.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Depreciation on Investments	Net Unrealized Appreciation on Securities Sold Short		Net Unrealized Depreciation
Cost of Investments	Appreciation on Investments	Depreciation on Investments
$1,860,450,436	$6,038,436	$(156,642,483)	$(150,604,047)	$721,760	(a)	$(149,882,287)

(a)	Gross unrealized appreciation was $721,760 and gross unrealized depreciation was $0 resulting in net unrealized appreciation of $721,760.

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which

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they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended June 30, 2022, the Fund held futures for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC

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NOTES TO FINANCIAL STATEMENTS (continued)

derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended June 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$274,512	*

Total		$274,512

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(662,743)	$1,011,283

Total		$(662,743)	$1,011,283

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2022:

Futures:
Average notional amount of sale contracts	$54,371,790

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but

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NOTES TO FINANCIAL STATEMENTS (continued)

securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as

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NOTES TO FINANCIAL STATEMENTS (continued)

qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2022 is as follows:

							Government Money Market Portfolio
Market Value of Securities on Loan*		Cash Collateral*		Market Value of Non-Cash Collateral*		Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0 –	$	– 0 –	$	– 0 –	$38,356	$243	$4

*	As of June 30, 2022.

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NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Class A
Shares sold	2,086,470	1,373,092	$29,400,435	$19,077,623

Shares issued in reinvestment of distributions	822,221	261,097	11,527,545	3,475,203

Shares converted from Class C	1,130,833	947,426	16,020,612	12,792,470

Shares redeemed	(2,149,501)	(1,835,517)	(29,810,146)	(25,030,963)

Net increase	1,890,023	746,098	$27,138,446	$10,314,333

Class C
Shares sold	777,627	416,283	$10,093,105	$5,426,145

Shares issued in reinvestment of distributions	504,047	206,983	6,456,837	2,562,443

Shares converted to Class A	(1,234,668)	(1,015,885)	(16,020,612)	(12,792,470)

Shares redeemed	(492,135)	(779,039)	(6,406,042)	(9,886,052)

Net decrease	(445,129)	(1,171,658)	$(5,876,712)	$(14,689,934)

Advisor Class
Shares sold	50,470,675	22,890,452	$726,157,767	$323,314,691

Shares issued in reinvestment of distributions	7,510,020	2,274,290	108,369,595	30,975,825

Shares redeemed	(21,335,023)	(15,293,889)	(304,707,487)	(215,358,758)

Net increase	36,645,672	9,870,853	$529,819,875	$138,931,758

Class R
Shares sold	1,299	4,216	$17,958	$55,891

Shares issued in reinvestment of distributions	2,617	918	35,582	11,929

Shares redeemed	(11)	(2,449)	(147)	(33,868)

Net increase	3,905	2,685	$53,393	$33,952

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares				Amount
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021

Class K
Shares sold	0	(a)	– 0	–	$0	(b)	$	– 0	–

Shares issued in reinvestment of distributions	0	(a)	0	(a)	0	(b)		0	(b)

Net increase	0	(a)	0	(a)	$0	(b)		$0	(b)

Class I
Shares sold	118,288		1,499,765		$1,662,638			$20,799,663

Shares issued in reinvestment of distributions	291,542		56,399		4,221,533			770,418

Shares redeemed	(306,705)		(357,486)		(4,418,067)			(5,134,724)

Net increase	103,125		1,198,678		$1,466,104			$16,435,357

(a)	Amount is less than one share

(b)	Amount is less than $.50.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of

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NOTES TO FINANCIAL STATEMENTS (continued)

the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$124,544,283	$34,453,240
Net long-term capital gains	50,030,695	15,020,213

Total taxable distributions paid	$174,574,978	$49,473,453

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$59,287,888
Undistributed capital gains	49,807,122
Unrealized appreciation/(depreciation)	(149,980,553	)(a)

Total accumulated earnings/(deficit)	$(40,885,543)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and contributions from the Adviser resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30,
	2022	2021	2020	2019		2018

Net asset value, beginning of period	$ 14.91	$ 12.48	$ 12.54	$ 12.86		$ 12.28

Income From Investment Operations

Net investment loss(a)(b)	(.11)	(.12)	(.04)	(.00	)(c)	(.04)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.39)	3.14	.42	.69		1.26

Contributions from Affiliates	.00 (c)	.00 (c)	.00 (c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(.50)	3.02	.38	.69		1.22

Less: Distributions

Distributions from net realized gain on investment transactions	(1.74)	(.59)	(.44)	(1.01)		(.64)

Net asset value, end of period	$ 12.67	$ 14.91	$ 12.48	$ 12.54		$ 12.86

Total Return

Total investment return based on net asset value(d)*	(4.49)%	24.80%	3.11%	5.93%		10.10%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$118,590	$111,374	$83,866	$89,337		$92,102

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.83%	1.86%	1.91%	1.91%		1.88%

Expenses, before waivers/reimbursements(e)(f)‡	1.86%	1.88%	1.94%	1.94%		1.94%

Net investment loss(b)	(.78)%	(.90)%	(.28)%	(.00	)%(g)	(.30)%

Portfolio turnover rate (excluding securities sold short)	242%	181%	191%	253%		291%

Portfolio turnover rate (including securities sold short)	243%	181%	207%	266%		346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.02%	.04%	.04%		.07%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.82	$ 11.68	$ 11.85	$ 12.30	$ 11.86

Income From Investment Operations

Net investment loss(a)(b)	(.20)	(.21)	(.12)	(.09)	(.13)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.35)	2.94	.39	.65	1.21

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.55)	2.73	.27	.56	1.08

Less: Distributions

Distributions from net realized gain on investment transactions	(1.74)	(.59)	(.44)	(1.01)	(.64)

Net asset value, end of period	$ 11.53	$ 13.82	$ 11.68	$ 11.85	$ 12.30

Total Return

Total investment return based on net asset value(d)*	(5.18)%	23.91%	2.25%	5.11%	9.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$44,732	$59,740	$64,205	$86,097	$98,333

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.58%	2.61%	2.66%	2.66%	2.63%

Expenses, before waivers/reimbursements(e)(f)‡	2.61%	2.63%	2.69%	2.69%	2.69%

Net investment loss(b)	(1.54)%	(1.65)%	(1.01)%	(.76)%	(1.05)%

Portfolio turnover rate (excluding securities sold short)	242%	181%	191%	253%	291%

Portfolio turnover rate (including securities sold short)	243%	181%	207%	266%	346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.02%	.04%	.04%	.07%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 15.29	$ 12.74	$ 12.78	$ 13.06	$ 12.43

Income From Investment Operations

Net investment income (loss)(a)(b)	(.08)	(.09)	(.00	)(c)	.03	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.41)	3.23	.42	.70	1.28

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.49)	3.14	.42	.73	1.27

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.74)	(.59)	(.44)	(1.01)	(.64)

Total dividends and distributions	(1.74)	(.59)	(.46)	(1.01)	(.64)

Net asset value, end of period	$ 13.06	$ 15.29	$ 12.74	$ 12.78	$ 13.06

Total Return

Total investment return based on net asset value(d)*	(4.24)%	25.17%	3.27%	6.24%	10.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,506,544	$1,202,820	$876,972	$902,381	$762,575

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.58%	1.61%	1.66%	1.66%	1.64%

Expenses, before waivers/reimbursements(e)(f)‡	1.61%	1.63%	1.69%	1.69%	1.69%

Net investment income (loss)(b)	(.53)%	(.65)%	(.03)%	.24%	(.04)%

Portfolio turnover rate (excluding securities sold short)	242%	181%	191%	253%	291%

Portfolio turnover rate (including securities sold short)	243%	181%	207%	266%	346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.02%	.04%	.04%	.07%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.53	$ 12.20	$ 12.30	$ 12.67	$ 12.14

Income From Investment Operations

Net investment loss(a)(b)	(.15)	(.16)	(.06)	(.03)	(.07)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	3.08	.40	.67	1.24

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.52)	2.92	.34	.64	1.17

Less: Distributions

Distributions from net realized gain on investment transactions	(1.74)	(.59)	(.44)	(1.01)	(.64)

Net asset value, end of period	$ 12.27	$ 14.53	$ 12.20	$ 12.30	$ 12.67

Total Return

Total investment return based on net asset value(d)*	(4.76)%	24.55%	2.75%	5.69%	9.80%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$295	$293	$213	$283	$455

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.13%	2.13%	2.16%	2.16%	2.15%

Expenses, before waivers/reimbursements(e)(f)‡	2.19%	2.18%	2.20%	2.34%	2.38%

Net investment loss(b)	(1.08)%	(1.17)%	(.51)%	(.28)%	(.55)%

Portfolio turnover rate (excluding securities sold short)	242%	181%	191%	253%	291%

Portfolio turnover rate (including securities sold short)	243%	181%	207%	266%	346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.02%	.04%	.04%	.07%

See footnote summary on page 49.

46 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30,
	2022	2021	2020	2019		2018

Net asset value, beginning of period	$ 14.92	$ 12.48	$ 12.54	$ 12.86		$ 12.28

Income From Investment Operations

Net investment loss(a)(b)	(.08)	(.12)	(.04)	(.00	)(c)	(.04)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.39)	3.15	.42	.69		1.26

Contributions from Affiliates	.00 (c)	.00 (c)	.00 (c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(.47)	3.03	.38	.69		1.22

Less: Distributions

Distributions from net realized gain on investment transactions	(1.74)	(.59)	(.44)	(1.01)		(.64)

Net asset value, end of period	$ 12.71	$ 14.92	$ 12.48	$ 12.54		$ 12.86

Total Return

Total investment return based on net asset value(d)*	(4.20)%	24.80%	3.11%	5.93%		10.10%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13	$15	$12	$13		$13

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.59%	1.83%	1.92%	1.92%		1.90%

Expenses, before waivers/reimbursements(e)(f)‡	1.83%	1.85%	1.96%	2.05%		2.05%

Net investment loss(b)	(.54)%	(.86)%	(.31)%	(.02)%		(.32)%

Portfolio turnover rate (excluding securities sold short)	242%	181%	191%	253%		291%

Portfolio turnover rate (including securities sold short)	243%	181%	207%	266%		346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.02%	.04%	.04%		.07%

See footnote summary on page 49.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 15.33	$ 12.78	$ 12.81	$ 13.09	$ 12.45

Income From Investment Operations

Net investment income (loss)(a)(b)	(.07)	(.09)	.00	(c)	.04	.00	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.41)	3.23	.44	.69	1.28

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.48)	3.14	.44	.73	1.28

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.03)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.74)	(.59)	(.44)	(1.01)	(.64)

Total dividends and distributions	(1.74)	(.59)	(.47)	(1.01)	(.64)

Net asset value, end of period	$ 13.11	$ 15.33	$ 12.78	$ 12.81	$ 13.09

Total Return

Total investment return based on net asset value(d)*	(4.22)%	25.17%	3.37%	6.22%	10.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$34,177	$38,385	$16,674	$18,422	$13,299

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.55%	1.60%	1.62%	1.61%	1.58%

Expenses, before waivers/reimbursements(e)(f)‡	1.57%	1.62%	1.66%	1.65%	1.64%

Net investment income (loss)(b)	(.50)%	(.64)%	.01%	.31%	.01%

Portfolio turnover rate (excluding securities sold short)	242%	181%	191%	253%	291%

Portfolio turnover rate (including securities sold short)	243%	181%	207%	266%	346%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.02%	.04%	.04%	.07%

See footnote summary on page 49.

48 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude non-operating expenses:

	Year Ended June 30,
	2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	1.83%	1.85%	1.86%	1.85%	1.83%
Before waivers/reimbursements	1.85%	1.88%	1.89%	1.89%	1.88%
Class C
Net of waivers/reimbursements	2.57%	2.60%	2.60%	2.60%	2.58%
Before waivers/reimbursements	2.60%	2.63%	2.64%	2.64%	2.64%
Advisor Class
Net of waivers/reimbursements	1.58%	1.60%	1.61%	1.61%	1.58%
Before waivers/reimbursements	1.61%	1.63%	1.64%	1.64%	1.64%
Class R
Net of waivers/reimbursements	2.12%	2.13%	2.11%	2.12%	2.09%
Before waivers/reimbursements	2.18%	2.18%	2.15%	2.29%	2.33%
Class K
Net of waivers/reimbursements	1.59%	1.83%	1.87%	1.86%	1.84%
Before waivers/reimbursements	1.82%	1.85%	1.91%	2.00%	2.00%
Class I
Net of waivers/reimbursements	1.54%	1.60%	1.57%	1.55%	1.53%
Before waivers/reimbursements	1.57%	1.62%	1.61%	1.59%	1.59%

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2022, June 30, 2021, June 30, 2020, June 30, 2019 and June 30, 2018, such waiver amounted to .03%, .03%, .04%, ..03% and .06%, respectively.

(g)	Less than 0.005%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended June 30, 2020 by .03%.

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Select US Long/Short Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Select US Long/Short Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB“) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

50 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 26, 2022

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 51

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2022. For corporate shareholders, 11.46% of dividends paid qualify for the dividends received deduction. For individual shareholders, the fund designates 11.18% of dividends paid as qualified dividend income. The Fund designates $50,030,695 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

52 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 53

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Erzan is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, Erzan co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	73	None

54 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,# Chairman of the Board 80 (2012)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,# 78 (2012)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

56 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 74 (2012)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,# 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

58 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 70 (2012)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 59

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Kurt A. Feuerman 66	Vice President	Senior Vice President and Chief Investment Officer – Select US Equity Portfolios of the Adviser**, with which he has been associated since prior to 2017.

Anthony Nappo 50	Vice President	Senior Vice President, and Co-Chief Investment Officer – Select US Equity Portfolios of the Adviser**, since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

60 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 61

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

62 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Long/Short Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SULS-0151-0622

JUN    06.30.22

ANNUAL REPORT

AB SUSTAINABLE US THEMATIC PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable US Thematic Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 1

ANNUAL REPORT

August 8, 2022

This report provides management’s discussion of fund performance for the AB Sustainable US Thematic Portfolio for the annual reporting period ended June 30, 2022. Prior to August 23, 2021, the Fund was named AB FlexFee US Thematic Portfolio.

Prior to January 1, 2022, the Fund was subject to a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown reflects performance fee adjustments and would have been different if the Fund had been managed under the current advisory fee arrangement.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2022 (unaudited)

	6 Months		12 Months

AB SUSTAINABLE US THEMATIC PORTFOLIO

Class A Shares	-17.84%	[1]	—

Class C Shares	-8.40%	[1]	—

Advisor Class Shares[2]	-26.56%		-17.33%

Class Z Shares[2]	-17.74%	[1]	—

S&P 500 Index	-19.96%		-10.62%

1	Since inception on 1/31/2022 for Class A and Class Z shares; 4/29/2022 for Class C shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard and Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2022. The inception date for Class A and Class Z shares was January 31, 2022. The inception date for Class C shares was April 29, 2022. Due to limited performance history, there is no discussion of performance relative to the benchmark for these share classes.

The Fund underperformed the benchmark for both periods. During the 12-month period, overall security selection was negative, relative to the benchmark. Selection within technology and health care detracted most; only selection within real estate contributed. Sector selection was positive. Losses from underweights to energy and consumer staples were offset by gains from an underweight to communication services and cash held for transactional purposes. From a theme perspective, Empowerment contributed to performance, while Health and Climate detracted.

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Security selection also drove underperformance during the six-month period. Selection within health care and industrials detracted the most, while selection within real estate contributed modestly. Sector selection was positive. Underweights to energy and consumer staples detracted but were offset by contributions from cash held for transactional purposes and an underweight to communication services. From a theme perspective Climate, Empowerment and Health detracted.

Efforts to stem climate change are gaining momentum around the world. The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. Improving health is an important theme for developed and emerging markets alike. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. Too many sectors of society are marginalized by economic and social forces. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended June 30, 2022. Throughout the first half of the period, accommodative monetary policy underpinned an accelerating global economic recovery, which sent equity markets higher. Volatility increased as persistent inflation prompted the US Federal Reserve (the “Fed”) to take a hawkish pivot that raised expectations for an accelerated rate liftoff and led other central banks to tighten monetary policy. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s zero-COVID policy prompted new supply-chain concerns. The Fed raised interest rates three times during the second half of the period, including a 0.75% hike in June—its largest since 1994. The growing fear of recession led to sharp declines and periods of widespread volatility across equity markets. Fed Chair Powell’s acknowledgement that the path to a soft landing had narrowed weighed on global equity market sentiment. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

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The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes that impact multiple industries. The Team targets US companies with strong environmental, social and governance (“ESG”) practices using a combination of bottom-up and top-down research. The Team’s approach to building a sustainable portfolio with attractive financial return potential is to invest in companies aligned with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating substantial opportunity for investment in companies aligned with these goals.

INVESTMENT POLICIES

The Fund pursues opportunistic growth by investing primarily in a portfolio of US companies whose business activities the Adviser believes position the issuer to benefit from certain environmentally or socially oriented sustainable investment themes that align with one or more of the SDGs. These themes principally include the advancement of health, climate and empowerment. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of US companies that satisfy the Fund’s sustainable thematic criteria. A company that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the companies in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive securities of US companies that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management and on evaluating a company’s risks, including those related to ESG factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive

(continued on next page)

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revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons.

The Adviser normally considers a universe of primarily US mid- to large-capitalization companies for investment. The Adviser expects that normally the Fund’s portfolio will emphasize investments in securities issued by US companies, although it may invest in foreign securities.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainable thematic criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund,

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DISCLOSURES AND RISKS (continued)

but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/28/20171 TO 6/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Sustainable US Thematic Portfolio Advisor Class shares (from 6/28/20171 to 6/30/2022) as compared to the performance of the Fund’s benchmark.

1	Inception date: 6/28/2017.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Inception[1]	-17.84%	-21.33%

CLASS C SHARES

Since Inception[1]	-8.40%	-9.32%

ADVISOR CLASS SHARES[2]

1 Year	-17.33%	-17.33%

5 Years	12.67%	12.67%

Since Inception[1]	12.45%	12.45%

CLASS Z SHARES[2]

Since Inception[1]	-17.74%	-17.74%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.09%, 1.84%, 0.84% and 0.81% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.90%, 1.65%, 0.65% and 0.65% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2023, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception dates: 6/28/2017 for Advisor Class shares; 1/31/2022 for Class A and Class Z shares; 4/29/2022 for Class C shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Inception[1]	-21.33%

CLASS C SHARES

Since Inception[1]	-9.32%

ADVISOR CLASS SHARES[2]

1 Year	-17.33%

5 Years	12.67%

Since Inception[1]	12.45%

CLASS Z SHARES[2]

Since Inception[1]	-17.74%

1	Inception dates: 6/28/2017 for Advisor Class shares; 1/31/2022 for Class A and Class Z shares; 4/29/2022 for Class C shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period*		Annualized Expense Ratio*		Total Expenses Paid During Period+		Total Annualized Expense Ratio+
Class A
Actual	$1,000	$821.60	$3.37	***	0.90	%***	$3.37	***	0.90	%***
Hypothetical**	$1,000	$1,020.33	$4.51		0.90%		$4.51		0.90%
Class C
Actual	$1,000	$916.00	$2.58	****	1.64	%****	$2.60	****	1.65	%****
Hypothetical**	$1,000	$1,016.66	$8.20		1.64%		$8.25		1.65%
Advisor Class
Actual	$1,000	$734.40	$2.80		0.65%		$2.80		0.65%
Hypothetical**	$1,000	$1,021.57	$3.26		0.65%		$3.26		0.65%
Class Z
Actual	$1,000	$822.60	$2.43	***	0.65	%***	$2.43	***	0.65	%***
Hypothetical**	$1,000	$1,021.57	$3.26		0.65%		$3.26		0.65%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***

Expenses paid are based on the period from February 1, 2022 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 150/365 (to reflect the since inception period).

****

Expenses paid are based on the period from May 2, 2022 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 60/365 (to reflect the since inception period).

12 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

June 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $109.3

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Danaher Corp.	$3,332,267	3.0%

Waste Management, Inc.	3,187,032	2.9

Microsoft Corp.	3,073,485	2.8

NextEra Energy, Inc.	3,030,855	2.8

STERIS PLC	2,848,581	2.6

Beckton Dickinson and Co.	2,784,803	2.6

Lumentum Holdings, Inc.	2,775,173	2.5

Aflac, Inc.	2,735,902	2.5

Flex Ltd.	2,682,521	2.5

MSCI, Inc. – Class A	2,609,322	2.4

	$29,059,941	26.6%

1	All data are as of June 30, 2022. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

June 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Information Technology – 33.5%
Communications Equipment – 4.9%
Ciena Corp.(a)	56,811	$2,596,263
Lumentum Holdings, Inc.(a)	34,943	2,775,173

		5,371,436

Electronic Equipment, Instruments & Components – 6.8%
Flex Ltd.(a)	185,385	2,682,521
Keysight Technologies, Inc.(a)	15,673	2,160,523
TE Connectivity Ltd.	22,437	2,538,746

		7,381,790

IT Services – 5.3%
Accenture PLC – Class A	3,906	1,084,501
Block, Inc.(a)	14,607	897,746
MAXIMUS, Inc.	23,191	1,449,670
Visa, Inc. – Class A	11,917	2,346,338

		5,778,255

Semiconductors & Semiconductor Equipment – 6.3%
Monolithic Power Systems, Inc.	5,974	2,294,255
NVIDIA Corp.	9,020	1,367,342
NXP Semiconductors NV	14,463	2,140,958
Wolfspeed, Inc.(a)(b)	16,601	1,053,333

		6,855,888

Software – 6.7%
Adobe, Inc.(a)	5,132	1,878,620
ANSYS, Inc.(a)	5,391	1,290,012
Intuit, Inc.	2,943	1,134,350
Microsoft Corp.	11,967	3,073,485

		7,376,467

Technology Hardware, Storage & Peripherals – 3.5%
Apple, Inc.	18,079	2,471,761
Dell Technologies, Inc. – Class C	28,966	1,338,519

		3,810,280

		36,574,116

Health Care – 21.7%
Health Care Equipment & Supplies – 8.6%
Alcon, Inc.	36,773	2,570,065
Becton Dickinson and Co.	11,296	2,784,803
Koninklijke Philips NV	54,251	1,168,024
STERIS PLC	13,818	2,848,581

		9,371,473

14 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 3.8%
Laboratory Corp. of America Holdings	8,219	$1,926,205
UnitedHealth Group, Inc.	4,387	2,253,295

		4,179,500

Life Sciences Tools & Services – 9.3%
Bio-Rad Laboratories, Inc. – Class A(a)	4,655	2,304,225
Bruker Corp.	36,110	2,266,263
Danaher Corp.	13,144	3,332,267
West Pharmaceutical Services, Inc.	7,500	2,267,775

		10,170,530

		23,721,503

Industrials – 17.7%
Aerospace & Defense – 1.6%
Hexcel Corp.	32,726	1,711,897

Building Products – 3.5%
Owens Corning	29,398	2,184,566
Trex Co., Inc.(a)	30,412	1,655,021

		3,839,587

Commercial Services & Supplies – 4.9%
Tetra Tech, Inc.	16,011	2,186,302
Waste Management, Inc.	20,833	3,187,032

		5,373,334

Electrical Equipment – 4.2%
Rockwell Automation, Inc.	10,516	2,095,944
Vestas Wind Systems A/S (Sponsored ADR)	361,230	2,534,028

		4,629,972

Machinery – 3.5%
Deere & Co.	8,376	2,508,361
Xylem, Inc./NY	16,575	1,295,833

		3,804,194

		19,358,984

Financials – 9.3%
Banks – 2.3%
SVB Financial Group(a)	6,412	2,532,676

Capital Markets – 4.5%
Intercontinental Exchange, Inc.	24,112	2,267,492
MSCI, Inc. – Class A	6,331	2,609,322

		4,876,814

Insurance – 2.5%
Aflac, Inc.	49,447	2,735,902

		10,145,392

Consumer Discretionary – 6.7%
Auto Components – 1.2%
Aptiv PLC(a)	15,090	1,344,066

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Durables – 1.8%
TopBuild Corp.(a)	11,647	$1,946,913

Specialty Retail – 1.8%
Home Depot, Inc. (The)	7,162	1,964,322

Textiles, Apparel & Luxury Goods – 1.9%
NIKE, Inc. – Class B	20,887	2,134,651

		7,389,952

Utilities – 4.7%
Electric Utilities – 2.8%
NextEra Energy, Inc.	39,128	3,030,855

Water Utilities – 1.9%
American Water Works Co., Inc.	14,284	2,125,031

		5,155,886

Real Estate – 2.1%
Equity Real Estate Investment Trusts (REITs) – 2.1%
SBA Communications Corp.	7,102	2,272,995

Total Common Stocks (cost $82,174,434)		104,618,828

SHORT-TERM INVESTMENTS – 4.3%
Investment Companies – 4.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.30%(c)(d)(e) (cost $4,696,530)	4,696,530	4,696,530

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $86,870,964)		109,315,358

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.8%
Investment Companies – 1.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.30%(c)(d)(e) (cost $1,982,527)	1,982,527	1,982,527

Total Investments – 101.8% (cost $88,853,491)		111,297,885
Other assets less liabilities – (1.8)%		(2,006,707)

Net Assets – 100.0%		$109,291,178

16 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

June 30, 2022

Assets
Investments in securities, at value Unaffiliated issuers (cost $82,174,434)	$104,618,828	(a)
Affiliated issuers (cost $6,679,057—including investment of cash collateral for securities loaned of $1,982,527)	6,679,057
Receivable for capital stock sold	79,144
Unaffiliated dividends receivable	47,407
Affiliated dividends receivable	5,458
Receivable from Adviser	2,355

Total assets	111,432,249

Liabilities
Payable for collateral received on securities loaned	1,982,527
Payable for capital stock redeemed	16,913
Transfer Agent fee payable	2,003
Distribution fee payable	33
Accrued expenses	139,595

Total liabilities	2,141,071

Net Assets	$109,291,178

Composition of Net Assets
Capital stock, at par	$685
Additional paid-in capital	76,165,749
Distributable earnings	33,124,744

	$109,291,178

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$25,239	1,584	$15.93	*

C	$53,969	3,390	$15.92

Advisor	$109,203,720	6,847,093	$15.95

Z	$8,250	517.265	$15.95

(a)	Includes securities on loan with a value of $869,265 (see Note E).

*	The maximum offering price per share for Class A shares was $16.64, which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

	For the Period January 1, 2022 to June 30, 2022(a)	Year Ended December 31, 2021
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $13,808 and $24,061, respectively)	$529,712	$1,247,018
Affiliated issuers	10,421	1,041
Securities lending income	4,398	7,453

Total income	544,531	1,255,512
Expenses
Advisory fee (see Note B)	379,020	95,411
Transfer agency—Class A	7	– 0	–
Transfer agency—Class C	6	– 0	–
Transfer agency—Advisor Class	54,512	89,804
Transfer agency—Class Z	1	– 0	–
Distribution fee—Class A	21	– 0	–
Distribution fee—Class C	35	– 0	–
Registration fees	66,173	37,164
Audit and tax	50,265	49,796
Administrative	41,516	94,904
Custody and accounting	32,748	70,336
Printing	28,787	38,661
Legal	16,329	182,345
Directors’ fees	9,639	20,928
Miscellaneous	8,774	14,867

Total expenses	687,833	694,216
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(242,785)	(473,226)

Net expenses	445,048	220,990

Net investment income	99,483	1,034,522

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	10,555,890	19,203,209
Net change in unrealized appreciation/depreciation on investments	(56,096,570)	23,410,836

Net gain (loss) on investments	(45,540,680)	42,614,045

Net Increase (Decrease) in Net Assets from Operations	$(45,441,197)	$43,648,567

(a)	The Fund changed its fiscal year end from December 31 to June 30.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	For the Period January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$99,483		$1,034,522	$(470,644)
Net realized gain on investments	10,555,890		19,203,209	5,302,823
Net change in unrealized appreciation/depreciation on investments	(56,096,570)		23,410,836	36,792,733

Net increase (decrease) in net assets from operations	(45,441,197)		43,648,567	41,624,912
Distributions to Shareholders
Advisor Class	– 0	–	(17,008,039)	(3,003,460)
Capital Stock Transactions
Net increase (decrease)	(37,013,738)		(16,863,811)	42,634,035

Total increase (decrease)	(82,454,935)		9,776,717	81,255,487
Net Assets
Beginning of period	191,746,113		181,969,396	100,713,909

End of period	$109,291,178		$191,746,113	$181,969,396

(a)	The Fund changed its fiscal year end from December 31 to June 30.

See notes to financial statements.

20 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable US Thematic Portfolio (the “Fund”), a diversified portfolio. On August 23, 2021, the Fund’s name was changed from AB FlexFee US Thematic Portfolio to AB Sustainable US Thematic Portfolio. Effective January 1, 2022, the Fund changed its fiscal year end from December 31 to June 30. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Effective February 1, 2022, the Fund commenced offering of Class A and Class Z shares. Effective May 2, 2022, the Fund commenced offering of Class C shares. Class B, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

22 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2022:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks^	$104,618,828		$	– 0	–	$	– 0	–	$104,618,828
Short-Term Investments:
Investment Companies	4,696,530			– 0	–		– 0	–	4,696,530
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,982,527			– 0	–		– 0	–	1,982,527

Total Investments in Securities	111,297,885			– 0	–		– 0	–	111,297,885
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$111,297,885		$	– 0	–	$	– 0	–	$111,297,885

^	See Portfolio of Investments for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign

24 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the current investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion of the Fund’s average daily net assets. Under the investment advisory agreement in effect prior to August 23, 2021, the Fund calculated and accrued daily a base fee, at an annual rate of .55% of the Fund’s average daily net assets (“Base Fee”). The prior advisory fee was increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depended on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeded, or was exceeded by, the performance of the S&P 500 Index (“Index”) plus 1.40% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment was calculated and accrued daily, according to a schedule that added or subtracted .00357% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeded or lagged the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) could not exceed an annualized rate of +/- .50% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeded, or was exceeded by, the Index Hurdle by 1.40% or more for the Performance Period. On a monthly basis, the Fund paid the Adviser the minimum fee rate of .05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund paid to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance was measured (“Performance Period”) was each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser had agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

current net assets if such amount was less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the year ended December 31, 2021, the Fund paid the minimum fee under the prior advisory fee arrangement (.05% of the Fund’s average daily net assets), partly as a result of fee waivers by the Adviser as described below.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .90%, 1.65%, .65% and .65% of daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the period ended June 30, 2022, such reimbursements/waivers amounted to $197,959. The Expense Cap will remain in effect until October 31, 2023 and then may be continued thereafter from year to year by the Adviser. Prior to August 23, 2021, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than the advisory fees of the Fund and the other excluded expenses noted above) on an annual basis from exceeding .05% of average daily net assets. For the period from August 23, 2021 until December 31, 2021, the Adviser agreed to waive fees so that the investment advisory fee was the lesser of (i) the amount payable under the current investment advisory agreement or (ii) the amount that would have been payable under the prior investment advisory agreement. Under the terms of this waiver, the Fund paid the amount that would have been payable under the prior investment advisory agreement and the Adviser waived its fees and bore certain expenses to the extent necessary to limit total expenses (other than advisory fees and other excluded expenses) on an annual basis from exceeding .10% of average daily net assets.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended June 30, 2022, the Adviser voluntarily agreed to waive such fees in the amount of $41,516.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $11,680 for the period ended June 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $18 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended June 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended June 30, 2022, such waiver amounted to $3,107.

A summary of the Fund’s transactions in AB mutual funds for the period ended June 30, 2022 is as follows:

Fund	Market Value 12/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$14,083	$52,842	$62,228	$4,697	$10
Government Money Market Portfolio*	1,982	17,040	17,040	1,982	1

				$6,679	$11

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no

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NOTES TO FINANCIAL STATEMENTS (continued)

distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$23,193,772		$58,285,101
U.S. government securities	– 0	–	– 0	–

As of June 30, 2022, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$89,767,417

Gross unrealized appreciation	$27,277,795
Gross unrealized depreciation	(5,747,327)

Net unrealized appreciation	$21,530,468

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the period ended June 30, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment

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NOTES TO FINANCIAL STATEMENTS (continued)

opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement

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NOTES TO FINANCIAL STATEMENTS (continued)

of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the period ended June 30, 2022 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$869,265	$1,982,527	$	– 0	–	$3,807	$591	$203

*	As of June 30, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares					Amount
	January 1, 2022 to June 30, 2022(a)	Year Ended December 31, 2021		Year Ended December 31, 2020		January 1, 2022 to June 30, 2022(a)	Year Ended December 31, 2021			Year Ended December 31, 2020

Class A*
Shares sold	1,584	– 0	–	– 0	–	$30,355	$	– 0	–	$	– 0	–

Net increase	1,584	– 0	–	– 0	–	$30,355	$	– 0	–	$	– 0	–

Class C**
Shares sold	3,390	– 0	–	– 0	–	$54,719	$	– 0	–	$	– 0	–

Net increase	3,390	– 0	–	– 0	–	$54,719	$	– 0	–	$	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares						Amount
	January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021		Year Ended December 31, 2020		January 1, 2022 to June 30, 2022(a)		Year Ended December 31, 2021			Year Ended December 31, 2020

Advisor Class
Shares sold	1,301,116		3,816,898		8,546,022		$24,229,827			$78,415,285			$131,718,270

Shares issued in reinvestment of dividends and distributions	– 0	–	547,598		139,789		– 0	–		11,893,826			2,632,230

Shares redeemed	(3,284,910)		(5,196,377)		(6,247,117)		(61,338,669)			(107,172,922)			(91,716,465)

Net increase (decrease)	(1,983,794)		(831,881)		2,438,694		$(37,108,842)			$(16,863,811)			$42,634,035

Class Z*
Shares sold	517		– 0	–	– 0	–	$10,030		$	– 0	–	$	– 0	–

Net increase	517		– 0	–	– 0	–	$10,030		$	– 0	–	$	– 0	–

(a)	The Fund changed its fiscal year end from December 31 to June 30.

*	Commenced distribution on February 1, 2022.

**	Commenced distribution on May 2, 2022.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainable thematic criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments

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NOTES TO FINANCIAL STATEMENTS (continued)

in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended June 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended June 30, 2022 and tax years ended December 31, 2021 and December 31, 2020 were as follows:

	June 2022			December 2021	December 2020
Distributions paid from:
Ordinary income	$	– 0	–	$8,862,176	$1,145,944
Net long-term capital gains		– 0	–	8,145,863	1,857,516

Total taxable distributions paid	$	– 0	–	$17,008,039	$3,003,460

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NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$99,483
Undistributed capital gains	11,494,793
Unrealized appreciation/(depreciation)	21,530,468	(a)

Total accumulated earnings/(deficit)	$33,124,744

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	February 1, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 19.39

Income From Investment Operations

Net investment income(c)(d)	.01

Net realized and unrealized loss on investments	(3.47)

Net decrease in net asset value from operations	(3.46)

Net asset value, end of period	$ 15.93

Total Return

Total investment return based on net asset value(e)	(17.84)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	.90	%(f)

Expenses, before waivers/reimbursements†	1.42	%(f)

Net investment income(d)	.13	%(f)

Portfolio turnover rate	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	May 2, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 17.38

Income From Investment Operations

Net investment loss(c)(d)	(.01)

Net realized and unrealized loss on investments	(1.45)

Net decrease in net asset value from operations	(1.46)

Net asset value, end of period	$ 15.92

Total Return

Total investment return based on net asset value(e)	(8.40)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†(g)	1.64	%(f)

Expenses, before waivers/reimbursements†(g)	3.44	%(f)

Net investment loss(d)	(.43	)%(f)

Portfolio turnover rate	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
January 1, 2022 to June 30, 2022(b)	Year Ended December 31,	June 28, 2017(h) to December 31, 2017
2021	2020	2019	2018

Net asset value, beginning of period	$ 21.71	$ 18.83	$ 13.94	$ 10.59	$ 11.11	$ 10.00

Income From Investment Operations

Net investment income (loss)(c)(d).	.01	.11	(.06)	.09	.08	.04

Net realized and unrealized gain (loss) on investments	(5.77)	4.83	5.26	3.34	(.54)	1.09

Net increase (decrease) in net asset value from operations	(5.76)	4.94	5.20	3.43	(.46)	1.13

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.13)	(.00	)(i)	(.08)	(.06)	(.02)

Distributions from net realized gain on investments	– 0	–	(1.93)	(.31)	– 0	–	(.00	)(i)	– 0	–

Total dividends and distributions	– 0	–	(2.06)	(.31)	(.08)	(.06)	(.02)

Net asset value, end of period	$ 15.95	$ 21.71	$ 18.83	$ 13.94	$ 10.59	$ 11.11

Total Return

Total investment return based on net asset value(e)	(26.56)%	26.26%	37.34%	32.41%	(4.15)%	11.32%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$109,204	$191,746	$181,969	$100,714	$65,208	$1,111

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†(g)	.65	%(f)	.12%	1.09%	.43%	.42	%(j)	.33	%(f)

Expenses, before waivers/reimbursements†(g)	1.00	%(f)	.36%	1.32%	.84%	1.05	%(j)	37.77	%(f)

Net investment income (loss)(d)	.14	%(f)	.54%	(.38)%	.69%	.73%	.66	%(f)

Portfolio turnover rate	17%	37%	51%	41%	31%	22%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.00%	.01%	.01%	.01%	.01	%(f)

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	February 1, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 19.39

Income From Investment Operations

Net investment income(c)(d)	.03

Net realized and unrealized loss on investments	(3.47)

Net decrease in net asset value from operations	(3.44)

Net asset value, end of period	$ 15.95

Total Return

Total investment return based on net asset value(e)	(17.74)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	.65	%(f)

Expenses, before waivers/reimbursements†	1.02	%(f)

Net investment income(d)	.36	%(f)

Portfolio turnover rate	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)

See footnote summary on page 40.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of distribution.

(b)	The Fund changed its fiscal year end from December 31 to June 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)	Annualized.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, for the period ended June 30, 2022, the years ended December 31, 2020, December 31, 2019, December 31, 2018, and the period ended December 31, 2017, such waiver amounted to 0.01% (annualized), 0.01%, 0.01%, 0.01% and 0.01% (annualized), respectively.

(h)	Commencement of operations.

(i)	Amount is less than $0.005.

(j)

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting period vs. the Performance Period).

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Sustainable US Thematic Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable US Thematic Portfolio, formerly known as AB Flex Fee US Thematic Portfolio (the “Fund”), (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of June 30, 2022, and the related statements of operations for the period from January 1, 2022 to June 30, 2022 and for the year ended December 31, 2021, the statements of changes in net assets for the period January 1, 2022 to June 30, 2022 and for each of the two years in the period ended December 31, 2021, the financial highlights for the period from January 1, 2022 to June 30, 2022 and for each of the four years in the period ended December 31, 2021 and for the period from June 28, 2017 (commencement of operations) to December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at June 30, 2022, the results of its operations for the period from January 1, 2022 to June 30, 2022 and for the year ended December 31, 2021, the changes in its net assets for the period from January 1, 2022 to June 30, 2022 and each of the two years in the period ended December 31, 2021, and its financial highlights for the period from January 1, 2022 to June 30, 2022 and for each of the four years in the period ended December 31, 2021 and for the period from June 28, 2017 (commencement of operations) to December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 26, 2022

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Daniel C. Roarty(2), Vice President Benjamin Ruegsegger(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110 Principal Underwriter AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Messrs. Roarty and Ruegsegger are the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 43

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Erzan is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, Erzan co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2017)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	73	None

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2017)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2017)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2017)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2017)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Benjamin Ruegsegger 43	Vice President	Senior Vice President and Senior Research Analyst of the Adviser**, with which he has been associated since prior to 2017.

Daniel C. Roarty 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of Sustainable Thematic Equities.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vince S. Noto 57	Chief Compliance Officer	Senior Vice President 2017 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

50 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 51

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable US Thematic Portfolio (formerly AB FlexFeeTM US Thematic Portfolio) (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2020 was not unreasonable and noted that the Fund was not profitable to the Adviser in 2021.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2022. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

58 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 59

NOTES

60 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

AB SUSTAINABLE US THEMATIC PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUT-0151-0622

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Select US Equity	2021	$34,514	$—	$19,309
	2022	$36,240	$—	$18,748
AB Select US Long/Short	2021	$38,286	$—	$20,725
	2022	$40,200	$—	$19,571
AB Concentrated Growth	2021	$21,212	$—	$17,552
	2022	$22,273	$—	$18,866
AB Concentrated International Growth	2021	$25,735	$—	$19,994
	2022	$27,022	$—	$19,661
AB Global Core Equity	2021	$41,926	$—	$23,318
	2022	$44,022	$—	$21,259
AB International Strategic Core	2021	$44,953	$—	$25,002
	2022	$47,201	$—	$21,806
AB Sustainable US Thematic	2021	$30,100	$—	$31,741
	2022	$31,605	$—	$19,195

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Select US Equity	2021	$1,021,568	$19,309
			$—
			$(19,309)
	2022	$1,951,342	$18,748
			$—
			$(18,748)
AB Select US Long/Short	2021	$1,022,984	$20,725
			$—
			$(20,725)
	2022	$1,952,165	$19,571
			$—
			$(19,571)
AB Concentrated Growth	2021	$1,019,811	$17,552
			$—
			$(17,552)
	2022	$1,951,460	$18,866
			$—
			$(18,866)
AB Concentrated International Growth	2021	$1,022,253	$19,994
			$—
			$(19,994)
	2022	$1,952,255	$19,661
			$—
			$(19,661)
AB Global Core Equity	2021	$1,025,577	$23,318
			$—
			$(23,318)
	2022	$1,953,853	$21,259
			$—
			$(21,259)
AB International Strategic Core	2021	$1,027,261	$25,002
			$—
			$(25,002)
	2022	$1,954,400	$21,806
			$—
			$(21,806)
AB Sustainable US Thematic	2021	$1,150,626	$31,741
			$—
			$(31,741)
	2022	$1,951,789	$19,195
			$—
			$(19,195)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 3, 2023